EXHIBIT 99.2

Regency Centers Corporation

March 31, 2006

Supplemental Information

Investor Relations

Diane Ortolano

121 W. Forsyth Street, Suite 200

Jacksonville, FL 32202

904-598-7727

About Regency

Regency Centers Corporation is the leading national owner, operator, and developer focused on grocery-anchored, neighborhood and community retail centers. At March 31, 2006, Regency’s total market capitalization was $6.5 billion.

As of March 31, 2006, the Company owned 386 shopping centers and single tenant properties, including those held in joint ventures. Total gross leasable area (GLA) under management, including tenant-owned square footage was 50.4 million square feet, located in top markets across the nation. Founded in 1963 and operating as a fully integrated real estate company, Regency is a qualified real estate investment trust that is self-administered and self-managed.

Regency’s quality portfolio is anchored by dominant grocers such as Kroger and Publix, as well as leading national retailers such as Target that drive traffic into our centers. In addition, 75% of the portfolio is leased to national and regional retailers. We believe that the quality of our tenant base and the strength of our tenant relationships are fundamentally differentiating factors for Regency. Premier Customer Initiative (PCI) is Regency’s relationship-based operating system that focuses on the national, regional, and local retailers that are the best operators in their merchandising category. Intimate knowledge of our customers has allowed for the streamlining and customizing of the leasing process to reduce negotiation and vacancy down time while increasing the percentage of square feet leased to better operators. This quality combination of tenants has enabled occupancy rates to be approximately 95% for the past seven years.

Regency’s operating and development expertise continues to create value from the operating portfolio and from new development opportunities. Since 2000 Regency has developed 147 shopping centers, including those currently in-process, representing an investment at completion of approximately $2.0 billion. At the end of the first quarter of 2006, Regency had 39 properties under development for an estimated total investment at completion of $742 million. These in-process developments are 46% funded and 77% leased and committed.

Regency engages in a self-funding capital structure for its development program by selling non-strategic operating assets and developments and selling an interest in operating centers and completed developments to joint venture partners then using these proceeds to fund our new developments and acquisitions. This program has enhanced the Company’s investment grade-rated balance sheet.

Regency has centers located in the top markets in the country and has 20 offices nationwide. The Company is listed on the New York Stock Exchange, traded under the symbol REG, and is included in the S&P MidCap 400 Index. There are also three series of preferred shares that trade under REG PRC, REG PRD and REG PRE.

Please visit our web site at www.RegencyCenters.com for more information.

The information provided in this supplemental package is unaudited and there can be no assurance that the information will not vary from the final information for the quarter ended March 31, 2006. Regency may, but assumes no obligation to, update information in the supplemental package from time to time.

Table of Contents

March 31, 2006

Quarter Highlights	1

Summary Information:

Summary Financial Information	2

Summary Real Estate Information	3

Financial Information:

Consolidated Balance Sheets	4

Consolidated Statements of Operations (FFO format)	5

Reconciliation of FFO to Net Income	6

Consolidated Statements of Operations (GAAP basis)	7

Summary of Consolidated Debt	8 - 9

Summary of Preferred Units and Stock	10

Investment Activity:

Acquisitions, Dispositions and Sales	11 - 13

Development Information	14 - 16

Joint Ventures:

Unconsolidated Investments	17

Unconsolidated Balance Sheets	18 - 19

Unconsolidated Statements of Operations	20 - 21

Summary of Unconsolidated Debt	22

Real Estate Information:

Leasing Statistics	23 - 24

Average Base Rent by State	25 - 26

Portfolio Summary Report by Region	27 - 34

Significant Tenant Rents	35 - 36

Lease Expiration Schedule	37 - 38

Forward-Looking Information:

Earnings and Valuation Guidance	39

FFO per Share Guidance Reconciliation	40

Quarter Highlights

March 31, 2006

Operating Results

(Wholly-Owned and Regency’s pro-rata share of joint ventures)

For the first quarter of 2006, same property NOI growth was 3.8%. Operating properties were 95.1% leased. Rent growth was 10.6%.

Operating Results

(Wholly-owned and 100% of joint ventures)

For the first quarter of 2006, same property NOI growth was 3.1%. Operating properties were 95.3% leased. Rent growth was 10.2%

During the quarter, two million square feet of GLA was renewed or newly leased through 444 leasing transactions.

Financial Results

Funds From Operations for the quarter was $58.8 million, or $0.85 per diluted share. Net income for the quarter was $65.9 million, or $0.97 per diluted share.

Development Activity

At quarter end, Regency had 39 properties in process for an estimated net development cost of $742 million and an expected return of 9.5%.

For more information, please see page 14.

Acquisition & Disposition Activity

During the first quarter, Regency:

•	Sold four wholly-owned operating properties at a gross sales price of $71.9 million and an average cap rate of 7.0%.

•	Sold four joint venture operating properties at an average cap rate of 8.1%. Regency’s share of the gross sales price was $11.1 million.

•	Purchased one joint venture property at a cost of $25.9 million and a cap rate of 6.3%. Regency’s share of the purchase price was $6.5 million.

For more information on these acquisitions & dispositions, please see page 11-13.

Summary Financial Information

March 31, 2006

Financial Results

	Three Months Ended		Year to Date
	2006	2005	2006	2005
Net Income for common stockholders	$65,855,646	$34,685,762	$65,855,646	$34,685,762
Basic EPS	$0.97	$0.55	$0.97	$0.55
Diluted EPS	$0.97	$0.55	$0.97	$0.55
Diluted EPS per share growth rate	76.4%		76.4%
Funds from Operations for common stockholders	$58,797,259	$57,276,828	$58,797,259	$57,276,828
FFO per share - Basic	$0.85	$0.90	$0.85	$0.90
FFO per share - Diluted	$0.85	$0.89	$0.85	$0.89
Diluted FFO per share growth rate	-4.5%		-4.5%
Dividends paid per share and unit	$0.595	$0.550	$0.595	$0.550
Payout ratio of Diluted FFO per share	70.0%	61.8%	70.0%	61.8%
Interest Coverage Ratios
Interest only	3.4	3.6	3.4	3.6
Capitalized interest	$5,145,211	$2,720,904	$5,145,211	$2,720,904
Fixed Charge (Regency only)	2.6	2.7	2.6	2.7
Fixed Charge (with pro rata share of joint ventures)	2.4	2.6	2.4	2.6

Capital Information

	3/31/06	YTD Change	12/31/05	12/31/04
Closing common stock price per share	$67.19	$8.24	$58.95	$55.40
Shareholder Return (assumes no reinvestment of dividends)	15.0%
Common shares and Equivalents Outstanding	69,571,365	352,882	69,218,483	64,297,343
Market equity value of Common and Convertible shares	$4,674,500	594,070	$4,080,430	3,562,073
Non-Convertible Preferred Units and shares	325,000	—	325,000	304,000
Outstanding debt (000’s)	1,546,848	(67,094)	1,613,942	1,493,090

Total market capitalization (000’s)	$6,546,348	526,977	$6,019,371	5,359,162
Debt to Total Market Capitalization	23.6%	-3.2%	26.8%	27.9%
Total real estate at cost before depreciation (000’s)	$3,713,349	($62,084)	$3,775,433	$3,332,670
Total assets at cost before depreciation (000’s)	$3,968,912	($27,916)	$3,996,828	$3,582,433
Debt to Total Assets before Depreciation	39.0%	-1.4%	40.4%	41.7%
Outstanding Classes of Stock and Partnership Units:
Common Shares Outstanding	68,430,239	463,896	67,966,343	62,808,979
Exchangeable O.P. Units held by minority interests	1,141,126	(111,014)	1,252,140	1,488,364

Total Common Shares & Equivalents	69,571,365	352,882	69,218,483	64,297,343

Summary Real Estate Information

March 31, 2006

Wholly-Owned and Regency’s Pro-Rata Share of Joint Ventures

	3/31/06	12/31/05
Gross Leasable Area (GLA)	29,616,218	31,170,562
GLA including anchor owned stores	34,258,197	34,921,594
% leased - Operating and development properties	90.1%	89.5%
% leased - Operating properties only	95.1%	95.2%
Rental rate growth (1)	10.6%	10.6%
Same property NOI growth	3.8%	3.1%

Wholly-Owned and 100% of Joint Ventures

	3/31/06	12/31/05
Gross Leasable Area (GLA)	45,760,829	46,243,139
GLA including anchor owned stores	50,402,808	50,823,337
GLA under development	3,825,204	3,669,226
Number of retail shopping centers	386	393
Number of centers under development (excluding expansions)	31	31
Number of grocery-anchored shopping centers	315	320
% leased - Operating and development properties	91.9%	91.3%
% leased - Operating properties only	95.3%	95.3%
Rental rate growth (1)	10.2%	11.5%
Same property NOI growth	3.1%	3.3%

(1)	Rent growth is calculated on a same-space, cash basis pertaining to new and renewal leases executed.

Consolidated Balance Sheets

March 31, 2006 and December 31, 2005 and 2004

	2006	2005	2004
Assets
Real estate investments at cost:
Operating properties	$2,787,404,104	2,779,571,863	2,721,861,948
Properties in development	487,716,688	413,676,569	426,215,584

	3,275,120,792	3,193,248,432	3,148,077,532
Operating properties held for sale	—	36,567,246	4,915,797
Less: accumulated depreciation	398,371,362	380,612,771	338,609,332

	2,876,749,430	2,849,202,907	2,814,383,997
Investments in real estate partnerships	438,228,336	545,617,124	179,676,785

Net real estate investments	3,314,977,766	3,394,820,031	2,994,060,782
Cash and cash equivalents	88,056,143	42,458,314	95,319,520
Notes receivable	34,284,384	46,472,575	25,646,378
Tenant receivables, net of allowance for uncollectible accounts	52,033,700	56,877,770	60,911,287
Deferred costs, less accumulated amortization	41,811,047	41,656,834	41,002,475
Acquired lease intangible assets, net	9,315,250	10,181,568	14,172,159
Other assets	30,062,124	23,748,340	12,711,027

	$3,570,540,414	3,616,215,432	3,243,823,628

Liabilities and Stockholders’ Equity
Notes payable	$1,438,848,003	1,451,941,831	1,293,089,505
Unsecured line of credit	108,000,000	162,000,000	200,000,000

Total notes payable	1,546,848,003	1,613,941,831	1,493,089,505

Tenants’ security and escrow deposits	10,206,067	10,276,317	10,048,790
Acquired lease intangible liabilities, net	3,968,647	4,207,138	5,161,102
Accounts payable and other liabilities	103,874,509	110,800,014	102,443,550

Total liabilities	1,664,897,226	1,739,225,300	1,610,742,947

Preferred units	49,157,977	49,157,977	101,761,596
Exchangeable operating partnership units	25,743,432	27,918,461	30,775,253
Limited partners’ interest in consolidated partnerships	11,977,784	11,088,193	1,827,202

Total minority interests	86,879,193	88,164,631	134,364,051

Stockholders’ Equity
Preferred stock	275,000,000	275,000,000	200,000,000
Common stock, $.01 par	738,144	732,635	679,704
Additional paid in capital, net of treasury stock	1,603,706,127	1,602,206,748	1,382,897,695
Accumulated other comprehensive (loss) income	(8,551,564)	(11,692,345)	(5,290,997)
Distributions in excess of net income	(52,128,712)	(77,421,537)	(79,569,772)

Total stockholders’ equity	1,818,763,995	1,788,825,501	1,498,716,630

	$3,570,540,414	3,616,215,432	3,243,823,628

Ratios	2006	2005	2004
Debt to real estate assets, before depreciation	41.7%	42.7%	44.8%
Debt to total assets, before depreciation	39.0%	40.4%	41.7%
Debt to total assets, before depreciation and including prorata share of JV’s	46.0%	48.9%	44.0%
Debt + preferred stock and units to total assets, at cost before depreciation	47.1%	48.5%	50.1%
Unsecured assets to total real estate assets (wholly-owned only)	82.2%	82.1%	78.6%
Unsecured NOI to total NOI (wholly-owned only)	82.3%	82.2%	80.7%

Consolidated Statements of Operations

For the Periods Ended March 31, 2006 and 2005

(Asset sales not separated as discontinued operations as required by GAAP - See Form 10Q and Form 10K)

	Three Months Ended		Year to Date
	2006	2005	2006	2005
Real Estate Revenues:
Minimum rent	$74,934,989	74,460,716	$74,934,989	74,460,716
Percentage rent	450,078	555,069	450,078	555,069
Recoveries from tenants	19,372,880	19,891,386	19,372,880	19,891,386
Other income	2,531,642	2,168,510	2,531,642	2,168,510

	97,289,589	97,075,681	97,289,589	97,075,681

Real Estate Operating Expenses:
Operating and maintenance	12,419,036	13,807,827	12,419,036	13,807,827
Real estate taxes	10,979,632	10,644,845	10,979,632	10,644,845

	23,398,668	24,452,672	23,398,668	24,452,672

Net operating income	73,890,921	72,623,009	73,890,921	72,623,009

Equity in income of unconsolidated partnerships
Operating (loss) income including gains on sale of land	(537,427)	2,426,070	(537,427)	2,426,070
Gain on sale of operating properties	1,291,931	(35,484)	1,291,931	(35,484)

	754,504	2,390,586	754,504	2,390,586

Fees, Development and Outparcel Gains:
Asset management fees	1,320,479	1,319,172	1,320,479	1,319,172
Property management fees	2,554,487	1,722,067	2,554,487	1,722,067
Transaction fees	3,359,454	175,500	3,359,454	175,500
Tenant representation and other commissions	25,830	101,516	25,830	101,516
Development gains	—	13,124,330	—	13,124,330
Gain on sale of outparcels	5,652,553	2,111,464	5,652,553	2,111,464
Provision for income tax (expense)	(1,482,404)	(2,616,797)	(1,482,404)	(2,616,797)

	11,430,399	15,937,252	11,430,399	15,937,252

Other Operating Expense (Income):
General and administrative excluding franchise taxes	10,803,018	8,652,176	10,803,018	8,652,176
Franchise taxes	122,992	135,313	122,992	135,313
Depreciation and amortization (including FF&E)	21,146,723	21,199,659	21,146,723	21,199,659
Net interest expense	19,428,464	21,135,279	19,428,464	21,135,279
(Gain) on sale of operating properties	(38,821,799)	(1,571,010)	(38,821,799)	(1,571,010)

	12,679,398	49,551,417	12,679,398	49,551,417

Minority interests
Preferred unit distributions	931,248	2,112,500	931,248	2,112,500
Exchangeable operating partnership units	1,180,054	862,641	1,180,054	862,641
Limited partners’ interest in consolidated partnerships	510,688	75,987	510,688	75,987

Net income	70,774,436	38,348,302	70,774,436	38,348,302
Preferred stock dividends	4,918,790	3,662,540	4,918,790	3,662,540

Net income for common stockholders	$65,855,646	34,685,762	$65,855,646	34,685,762

These Consolidated Statements of Operations are presented in a format not in accordance with GAAP. The statements do not reflect the operations related to sales of real estate being segregated as discontinued operations in accordance with SFAS No. 144, Accounting for the Impairment or Disposal of Long-Lived Assets. The Company believes that the presentation is useful to readers of its supplemental report who wish to understand the details of its operations without reclassifying the sale of real estate into discontinued operations. The presentation of the Consolidated Statements of Operations prepared in accordance with GAAP are presented in the following pages.

Funds From Operations and Other Information

For the Periods Ended March 31, 2006 and 2005

	Three Months Ended		Year to Date
	2006	2005	2006	2005
Funds From Operations Reconciliation:
Net income for common stockholders	$65,855,646	34,685,762	$65,855,646	34,685,762
Add (Less):
Depreciation expense - consolidated properties	17,953,217	17,945,952	17,953,217	17,945,952
Depreciation and amortizaton expense - uncons properties	11,306,203	2,561,522	11,306,203	2,561,522
Consolidated JV partners’ share of depreciation	(57,660)	(48,261)	(57,660)	(48,261)
Amortization of leasing commissions and intangibles	2,673,529	2,804,738	2,673,529	2,804,738
(Gain) on sale of operating properties including JV’s	(40,113,730)	(1,535,526)	(40,113,730)	(1,535,526)
Minority interest of exchangeable partnership units	1,180,054	862,641	1,180,054	862,641

Funds From Operations	$58,797,259	57,276,828	$58,797,259	57,276,828

FFO Per Share Reconciliation (Diluted):
Net income for common stockholders	$0.97	0.55	$0.97	0.55
Add (Less):
Depreciation expense - consolidated properties	0.26	0.28	0.26	0.28
Depreciation and amortizaton expense - uncons properties	0.16	0.04	0.16	0.04
Consolidated JV partners’ share of depreciation	(0.00)	(0.00)	(0.00)	(0.00)
Amortization of leasing commissions and intangibles	0.04	0.04	0.04	0.04
(Gain) on sale of operating properties	(0.58)	(0.02)	(0.58)	(0.02)
Minority interest of exchangeable partnership units	0.00	0.00	0.00	0.00

Funds From Operations	$0.85	0.89	$0.85	0.89

Additional Disclosures:
Straight-line rental income	$988,736	833,847	$988,736	833,847
Above- and Below - Market rent amortization	238,491	238,491	238,491	238,491
Pro-rata share of JV straight-line rental income	550,089	228,176	550,089	228,176
Pro-rata share of JV Above - and Below- mkt rent amort.	681,753	—	681,753	—
Debt premium amortization income	196,833	259,269	196,833	259,269
Stock based compensation expense	2,275,779	2,171,606	2,275,779	2,171,606

Capital Expenditures (non-revenue enhancing only):
Leasing commissions - consolidated properties	$1,730,879	1,678,108	$1,730,879	1,678,108
Tenant improvements - consolidated properties	923,633	1,056,716	923,633	1,056,716
Building improvements - consolidated properties	1,146,587	1,492,167	1,146,587	1,492,167
Pro-rata share of unconsolidated leasing commissions	368,350	81,885	368,350	81,885
Pro-rata share of unconsolidated tenant improvements	97,568	28,226	97,568	28,226
Pro-rata share of unconsolidated building improvements	238,368	20,768	238,368	20,768

Regency considers FFO to be an accurate benchmark to its peer group and a meaningful performance measurement for the company because it excludes various items in net income that do not relate to or are not indicative of the operating performance of the ownership, management and development of real estate. FFO is defined by the National Association of Real Estate Investment Trusts generally as net earnings (computed in accordance with GAAP), (1) excluding real estate depreciation and amortization, gains and losses from sales of properties (except those gains and losses sold by Regency’s taxable REIT subsidiary), after adjustment for unconsolidated partnerships and joint ventures and (2) excluding items classified by GAAP as extraordinary or unusual, along with significant non-recurring events.

Consolidated Statements of Operations (GAAP Basis)

For the Periods Ended March 31, 2006 and 2005

	Three Months Ended		Year to Date
	2006	2005	2006	2005
Revenues:
Minimum rent	$74,213,612	69,141,488	$74,213,612	69,141,488
Percentage rent	437,456	528,333	437,456	528,333
Recoveries from tenants	21,403,169	20,562,471	21,403,169	20,562,471
Management fees and commissions	7,260,250	3,318,255	7,260,250	3,318,255
Equity in income of investments in real estate partnerships	754,504	2,390,586	754,504	2,390,586

Total revenues	104,068,991	95,941,133	104,068,991	95,941,133

Operating Expenses:
Depreciation and amortization	21,146,723	19,618,938	21,146,723	19,618,938
Operating and maintenance	12,242,117	12,669,680	12,242,117	12,669,680
General and administrative	10,803,018	8,652,176	10,803,018	8,652,176
Real estate taxes	10,852,984	9,910,049	10,852,984	9,910,049
Other operating expense	3,657,562	1,427,902	3,657,562	1,427,902

Total operating expenses	58,702,404	52,278,745	58,702,404	52,278,745

Other Expense (Income):
Interest expense, net of interest income	19,464,494	20,387,915	19,464,494	20,387,915
Gain on sale of properties	(15,679,968)	(6,541,724)	(15,679,968)	(6,541,724)

Total other expense (income)	3,784,526	13,846,191	3,784,526	13,846,191

Income before minority interests	41,582,061	29,816,197	41,582,061	29,816,197
Minority interest of preferred units	(931,248)	(2,112,500)	(931,248)	(2,112,500)
Minority interest of exchangeable operating partnership units	(658,299)	(607,810)	(658,299)	(607,810)
Minority interest of limited partners	(510,688)	(75,987)	(510,688)	(75,987)

Income from continuing operations	39,481,826	27,019,900	39,481,826	27,019,900

Discontinued Operations:
Operating Income from discontinued operations	951,943	2,532,196	951,943	2,532,196
Gain on sale of properties	30,340,667	8,796,206	30,340,667	8,796,206

Income from discontinued operations	31,292,610	11,328,402	31,292,610	11,328,402

Net income	70,774,436	38,348,302	70,774,436	38,348,302

Preferred stock dividends	(4,918,790)	(3,662,540)	(4,918,790)	(3,662,540)

Net income for common stockholders	$65,855,646	34,685,762	$65,855,646	34,685,762

Summary of Consolidated Debt

March 31, 2006

	3/31/06	12/31/05
Total Debt Outstanding:
Mortgage loans payable:
Fixed rate secured loans	$162,292,031	175,402,454
Variable rate secured loans	77,874,479	77,906,349
Unsecured debt offering fixed rate	1,198,681,493	1,198,633,028
Unsecured line of credit variable rate	108,000,000	162,000,000

Total	$1,546,848,003	1,613,941,831

Schedule of Maturities by Year:	Scheduled Amortization	Unsecured Line of Credit	Term Maturities	Total
current year	$3,123,945	—	16,123,918	19,247,863
2007	3,577,244	108,000,000	94,406,731	205,983,975
2008	3,428,738	—	19,617,446	23,046,184
2009	3,435,477	—	53,090,227	56,525,704
2010	3,280,647	—	177,186,558	180,467,206
2011	3,288,578	—	251,090,014	254,378,592
2012	3,414,380	—	255,421,795	258,836,174
2013	2,656,865	—	16,681,843	19,338,708
2014	1,557,348	—	158,246,553	159,803,901
2015	903,233	—	356,319,021	357,222,254
>10 years	178,800	—	9,343,841	9,522,641
Net unamortized debt premiums	—	—	2,474,801	2,474,801

	$28,845,255	108,000,000	1,410,002,748	1,546,848,003

	3/31/06	12/31/05
Percentage of Total Debt:
Fixed	87.98%	85.14%
Variable	12.02%	14.86%
Current Average Interest Rates:(1)
Fixed	6.61%	6.61%
Variable	5.16%	4.81%
Effective Interest Rate	6.43%	6.34%

(1)	Interest rates are as of the quarter end and exclude the impact of deferred loan cost amortization.

Average Maturity Date:
Fixed	September 12, 2012	August 22, 2012
Variable	May 14, 2007	May 3, 2007

Summary of Consolidated Debt

March 31, 2006

Lender	Secured Property	Rate	Maturity	3/31/06	12/31/05
Fixed Rate Loans:
Principal Mutual Life Insurance Co.	Briarcliff Village	7.040%	02/15/06	$—	11,811,903
Teachers Ins & Annuity of America	Statler Square	8.110%	05/01/06	4,669,995	4,704,774
Teachers Ins & Annuity of America	Northgate Plaza/Maxtown	7.050%	08/01/06	4,517,644	4,557,887
Teachers Ins & Annuity of America	Kernersville Plaza	8.730%	04/01/07	4,524,809	4,556,710
Teachers Ins & Annuity of America	Maynard Crossing	8.735%	04/01/07	10,155,306	10,226,868
Principal Mutual Life Insurance Co.	Shoppes at Mason	7.240%	12/10/07	3,690,943	3,721,384
Principal Mutual Life Insurance Co.	Lake Pine Plaza	7.240%	12/10/07	5,643,053	5,685,091
Northwestern Mutual Life Insurance Co.	Sterling Ridge	6.640%	07/01/08	10,378,337	10,419,561
Allstate Insurance Company of America	Alden Bridge	6.750%	08/01/08	9,878,616	9,925,424
Debt Offering	Unsecured	7.750%	04/01/09	50,000,000	50,000,000
Allstate Insurance Company of America	Ashford Place	8.950%	08/01/09	3,664,797	3,710,503
Northwestern Mutual Life Insurance Co.	Panther Creek	7.830%	04/01/10	10,179,764	10,217,577
Debt Offering	Unsecured	8.450%	09/01/10	149,880,121	149,873,332
Principal Mutual Life Insurance Co.	Russell Ridge	7.970%	12/15/10	5,756,469	5,786,247
Debt Offering	Unsecured	8.000%	12/15/10	10,000,000	10,000,000
Principal Mutual Life Insurance Co.	Powers Ferry Village	7.970%	12/15/10	2,616,576	2,630,112
Debt Offering	Unsecured	7.950%	01/15/11	219,854,390	219,847,076
Wachovia Bank	Market at Opitz Crossing	7.300%	03/01/11	12,167,276	12,207,935
Debt Offering	Unsecured	7.250%	12/12/11	19,928,142	19,925,016
Debt Offering	Unsecured	6.750%	01/15/12	249,784,375	249,775,000
Prudential Mortgage Capital Co.	Tall Oaks Village Center	7.600%	05/01/12	6,183,586	6,201,410
WMF Capital Corp	Gateway Shopping Center	7.110%	05/01/13	21,887,466	22,042,537
Allstate Insurance Company of America	North Hills Town Center	7.370%	01/01/14	6,447,848	6,558,606
Debt Offering	Unsecured	4.950%	04/15/14	149,696,400	149,686,912
Northwestern Mutual Life Insurance Co.	Belleview Square	6.200%	07/01/14	9,554,636	9,626,207
Aid Association of Lutherans	Murrayhill Marketplace	5.220%	01/01/15	8,789,373	8,835,591
United of Omaha Life Insurance Co.	Fleming Island	7.400%	03/05/15	2,437,174	2,485,035
Debt Offering	Unsecured	5.250%	08/01/15	349,538,065	349,525,692
Municipal Tax Bonds Payable	Friar’s Mission	7.600%	09/02/15	1,019,869	1,019,869
Aid Association of Lutherans	Woodman Van-Nuys	8.800%	09/15/15	4,450,752	4,524,979
Jefferson Pilot	Peartree Village	8.400%	06/01/17	11,202,941	11,274,611
Net unamortized premiums on assumed debt of acquired properties				2,474,801	2,671,633

Total Fixed Rate Debt				$1,360,973,524	1,374,035,482

Variable Rate Loans:
First Star Bank	Hampstead Village	LIBOR + 1.35%	05/01/06	$6,936,279	6,968,149
Wells Fargo Bank	$500 Million Line of Credit	LIBOR + 0.75%	03/25/07	108,000,000	162,000,000
Wells Fargo Bank	$35 Million (Various properties)	LIBOR + 0.90%	07/13/07	35,000,000	35,000,000
Commerz Bank	Anthem Marketplace	LIBOR + 1.30%	10/27/07	14,869,966	14,869,966
Commerz Bank	The Shops	LIBOR + 1.30%	10/27/07	4,713,791	4,713,791
Commerz Bank	The Shops of Santa Barbara	LIBOR + 1.30%	10/27/07	7,916,243	7,916,243
AmSouth	Trace Crossing	LIBOR + 1.50%	11/05/07	8,438,200	8,438,200

Total Variable Rate Debt				$185,874,479	239,906,349

Total				$1,546,848,003	1,613,941,831

Summary of Preferred Units and Stock

March 31, 2006

	Distribution Rate	Issuance Date	Callable Date	Exchangeable Date (1)	Par Value	Current Balance	Issuance Costs
Preferred Units:
Series D	7.45%	9/29/1999	9/29/2009	1/1/2016	$50,000,000	49,157,977	842,023
Preferred Stock:
Series 3	7.45%	4/3/2003	4/3/2008	N/A	$75,000,000	75,000,000	2,705,034
Series 4	7.25%	8/31/2004	8/31/2009	N/A	125,000,000	125,000,000	4,288,376
Series 5	6.70%	8/2/2005	8/2/2010	N/A	75,000,000	75,000,000	2,222,292

					$275,000,000	275,000,000	9,215,702

(1)	Preferred units are exchangeable only into preferred stock. Preferred stock is not exchangeable into common stock.

Acquisitions

March 31, 2006

Date	Property Name	JV	City/State	Total GLA	Total Cost	Regency’s Share of Cost	Yield	Anchor Tenant
Consolidated:
	None
Unconsolidated:
Mar-06	Apple Valley Square	CalSTRS	Minneapolis, MN	184,841	$25,950,000	$6,487,500	6.33%	Rainbow Foods

				184,841	$25,950,000	$6,487,500	6.33%

	Total Acquisitions			$184,841	$25,950,000	$6,487,500	6.33%

CalSTRS - Regency owns 25%

Operating Property Dispositions

March 31, 2006

Date	Property Name	JV	City/State	GLA	Sales Price	Regency's Share of Sales Price	Cap Rate	Anchor Tenant
Partial Sale of Joint Venture Interest:
Jan-06	Macquarie II joint venture (see note below)				$270,000,000	$270,000,000	6.16%	N/A

Consolidated:
Feb-06	Union Square		Charlotte, NC	97,191	$9,750,000	$9,750,000	8.01%	Harris Teeter
Feb-06	University Collection		Tampa, FL	106,899	23,050,000	23,050,000	6.98%	Kash N Karry -NAP
Feb-06	Palm Trails		Deerfield, FL	76,067	9,150,000	9,150,000	8.01%	Winn Dixie
Mar-06	South Point		Everett, WA	190,378	30,000,000	30,000,000	6.42%	Cost Cutters

				470,535	$71,950,000	$71,950,000	7.02%

Unconsolidated:
Feb-06	Colonial Square	MCW II	York, PA	28,640	$3,815,000	$951,843	9.70%	N/A
Feb-06	Mallard Creek	MCW II	Chicago, IL	143,576	18,000,000	4,491,000	8.56%	Dominick’s
Mar-06	Killian Hill	Macquarie	Atlanta, GA	113,216	18,200,000	4,550,000	6.86%	Publix
Mar-06	Cudahy Center	MCW II	Cudahy, WI	103,254	4,270,000	1,065,365	9.77%	Pic N Save

				388,686	$44,285,000	$11,058,208	8.07%

	Total Dispositions			859,221	$386,235,000	$353,008,208	6.39%

Macquarie	- Regency owns 25%

Macquarie	II - Regency owns 24.95%

Note: Effective January 1, 2006, Macquarie CountryWide Trust of Australia (MCW) purchased an additional 10.05% interest in Macquarie II, which reduced Regency’s ownership in Macquarie II from 35% to 24.95%. MCW’s purchase price for the 10.05% interest was $270 million and is on the same terms as the original purchase agreement related to the $2.7 billion acquisition of the First Washington Portfolio that closed in June 2005.

Development Sales

March 31, 2006

Date	Property Name	City/State	GLA	Sales Price	Regency’s Share of Sales Price	Regency’s Average Cap Rate	Anchor Tenant
Sales to Joint Ventures:
None
Sales to Third Parties:
None

In-Process Developments

March 31, 2006

Project Name	State	MSA	Anchor Tenant	Anchor Opens	Est. Net Dev Costs After Partner Participation	Est. Gross Costs	Est. Gross Costs to Complete (1)	NOI Yield Before Partner Participation	NOI Yield After Partner Participation	Company Owned GLA	Company Owned % Leased	Gross GLA	Gross % Leased
4S Commons Town Center	CA	San Diego	Ralph’s	10/01/06	$64,733,673	$65,808,673	$38,268,742	10.27%	10.26%	264,752	89%	264,752	89%
Alameda Bridgeside Shopping Center	CA	Oakland	Nob Hill	12/01/06	29,204,188	34,651,964	20,475,190	7.92%	7.92%	105,118	74%	106,118	74%
Bear Creek Phase II	CA	Riverside - San Bernardino	N/A	06/01/07	6,003,577	6,003,577	4,342,123	9.36%	9.36%	24,175	58%	24,175	58%
Clayton Valley Shopping Center	CA	Oakland	N/A	10/01/07	60,787,370	60,787,370	23,854,858	9.36%	9.36%	273,357	63%	273,357	63%
Clovis	CA	Clovis - Fresno	Petsmart, Target	03/01/06	38,579,107	48,102,938	12,338,355	9.07%	9.07%	183,247	71%	328,900	84%
Falcon Ridge Town Center Phase II	CA	Riverside - San Bernardino	24 Hour Fitness, Sav-On	12/01/06	15,274,571	15,447,071	12,404,127	10.78%	10.78%	66,864	65%	66,864	65%
French Valley	CA	Riverside - San Bernardino	Stater Bros.	08/01/06	25,202,957	28,367,896	11,629,616	9.62%	9.62%	114,028	87%	116,288	87%
Rio Vista Town Center	CA	Riverside- San Bernardino	Stater Bros.	03/01/07	18,839,276	19,029,276	14,470,269	9.33%	8.80%	88,760	50%	88,760	50%
Santa Maria Commons	CA	Santa Barbara	Kohl’s	10/01/06	6,861,531	9,205,443	8,022,965	9.34%	9.34%	117,363	76%	117,363	76%
Shops At Santa Barbara	CA	Santa Barbara	Whole Foods	01/01/08	38,006,814	44,850,056	26,381,094	7.91%	7.91%	69,354	87%	69,354	87%
Soquel Canyon Crossing	CA	Riverside - San Bernardino	Rite Aid	01/01/07	8,587,295	8,890,295	6,632,336	10.39%	10.39%	39,036	76%	39,036	76%
Vine at Castaic	CA	Los Angeles - Long Beach	N/A	11/01/06	10,705,093	10,705,093	7,145,381	9.35%	9.35%	34,775	12%	34,775	12%
Falcon Highlands Marketplace	CO	Colorado Springs	Wal-Mart	08/01/07	4,458,893	11,135,051	4,264,273	10.37%	10.37%	22,920	0%	207,225	89%
Fort Collins Center	CO	Fort Collins - Loveland	JC Penney	07/01/06	7,597,682	7,597,682	799,561	10.03%	10.03%	99,359	100%	99,359	100%
Longmont Center	CO	Boulder	JC Penney	07/01/06	5,525,934	5,525,934	603,999	10.03%	10.03%	97,990	100%	97,990	100%
Loveland Shopping Center	CO	Fort Collins - Loveland	N/A	12/01/06	7,847,262	7,847,262	3,414,057	9.90%	9.90%	97,930	0%	97,930	0%
Shops at Johns Creek	FL	Jacksonville	N/A	11/01/05	2,932,839	3,687,839	200,859	10.22%	10.22%	15,490	62%	15,490	62%
Chapel Hill Centre	GA	Atlanta	Kohl’s	04/01/07	8,539,505	13,626,293	8,049,945	9.71%	9.71%	55,400	0%	144,113	62%
Greenwood Springs	IN	Indianapolis	Gander Mountain	10/01/05	11,740,590	21,644,318	1,050,097	10.10%	10.10%	90,735	74%	293,826	92%
Village at Lee Airport	MD	Baltimore	Giant	05/01/07	24,132,071	24,302,071	23,316,203	9.87%	9.50%	131,110	54%	206,110	34%
Amherst Street Village Center	NH	Boston	Petsmart, Target	03/01/06	7,186,154	7,186,154	1,389,433	9.31%	9.31%	48,300	85%	48,300	85%
Merrimack Shopping Center	NH	Boston	Shaw’s	05/01/06	12,595,669	13,054,669	3,153,202	9.11%	9.11%	88,668	66%	92,168	67%
Anthem Highland	NV	Las Vegas	Albertsons	12/01/06	21,077,930	24,213,855	10,050,297	11.28%	9.33%	119,313	79%	125,313	80%
Indian Springs	OH	Cincinnati	Kohl’s	09/01/06	6,955,046	7,833,884	4,215,065	10.23%	10.23%	52,606	100%	52,606	100%
Regency Commons	OH	Cincinnati	N/A	06/01/05	7,172,795	7,211,499	222,453	10.08%	10.08%	30,770	50%	30,770	50%
Wadsworth Crossing	OH	Akron	TJ Maxx, Target	09/01/06	23,595,261	23,595,261	13,715,492	9.46%	9.46%	118,597	0%	454,860	74%
Silver Spring Square	PA	Harrisburg	Wegman’s, Target	07/01/07	57,291,130	66,447,675	47,785,079	10.06%	9.16%	347,707	18%	487,084	41%
Kleinwood Phase II	TX	Houston	LA Fitness	12/01/06	8,335,218	9,100,218	5,322,564	10.39%	10.39%	45,001	100%	45,001	100%
Rockwall	TX	Dallas	Kroger	03/01/06	8,532,844	12,686,109	1,519,521	10.93%	10.93%	46,409	40%	120,179	77%
Shops at Highland Village	TX	Dallas	AMC Theater, B&N	08/01/07	91,792,863	101,793,174	83,598,405	9.03%	8.82%	352,689	8%	352,689	8%
South Shore Marketplace	TX	Houston	Kroger	04/01/07	6,404,143	10,458,764	6,357,956	13.23%	13.23%	27,923	16%	109,393	79%
Spring West	TX	Houston	HEB	02/01/07	18,363,738	22,989,919	8,119,127	9.99%	9.99%	144,060	80%	144,060	80%
Shops at County Center	VA	Washington DC	Harris Teeter	03/01/07	19,988,296	20,063,296	14,015,194	11.30%	10.54%	106,839	61%	106,839	61%
Orchards Phase II	WA	Portland	Sportman’s Warehouse	09/01/06	18,268,001	18,308,001	10,333,411	9.08%	9.08%	113,803	61%	113,803	61%

Total Consolidated					$703,119,315	$792,158,580	$437,461,249	9.60%	9.41%	3,634,448	55%	4,974,850	67%

Seal Beach Center	CA	Santa Ana - Anaheim - Irvine	Von’s	10/01/07	$21,434,735	$21,854,820	$6,641,048	10.52%	10.52%	102,701	74%	102,701	74%
Plantation Plaza Phase II	FL	Jacksonville	Publix	10/29/04	2,696,388	3,470,788	163,348	10.12%	10.12%	12,600	89%	12,600	89%
Shoppes at Bartram Park -Phase II	FL	Jacksonville	Publix	10/16/04	4,674,079	4,674,079	903,557	10.52%	10.52%	28,345	56%	28,345	56%
Shoppes at Bartram Park -Phase III	FL	Jacksonville	Publix	10/16/04	3,602,527	4,232,527	2,653,531	11.09%	11.09%	12,002	0%	12,002	0%
Deer Grove Phase II	IL	Chicago	Staples	08/01/05	4,061,317	4,357,787	122,286	8.78%	8.78%	25,188	81%	25,188	81%
Heritage Plaza Phase II	IL	Chicago	Jewel/ Osco	11/10/88	1,923,102	4,443,102	1,963,548	10.71%	10.71%	9,920	0%	9,920	0%

Total Unconsolidated					$38,392,148	$43,033,103	$12,447,318	10.37%	10.37%	190,756	65%	190,756	65%

Total					$741,511,463	$835,191,682	$449,908,567	9.64%	9.46%	3,825,204	56%	5,165,606	67%

Notes:

New starts for the quarter are highlighted.

(1)	Construction in progress (CIP) balance and costs to date on in-process developments are not equal. CIP balance contains costs of land held for development, deposits on contracts and other pre-closing costs.

(2)	The NOI Yield on total costs after allocating land basis for outparcel proceeds is estimated to be 8.8%.

Projected Development Funding, Stabilizations and Land Held

March 31, 2006

In-Process Developments Projected Funding (1)

($ Thousands)

	Q2 2006E	Q3 2006E	Q4 2006E	Thereafter
	$85,000 - $100,000	$100,000 - $115,000	$75,000 - $90,000	$110,000 - $125,000

Estimated Development Stabilization Schedule
($ Thousands)

	Q2 2006E	Q3 2006E	Q4 2006E	Thereafter
Gross Dev. Costs:	$0 - $10,000	$80,000 - $90,000	$260,000 - $270,000	$480,000 - $490,000
Net Dev. Costs:	$0 - $10,000	$65,000 - $75,000	$235,000 -$245,000	$425,000 - $435,000

Land Held for Future Development or Sale (2)

($ Thousands)

# of Projects	Net Development Costs To Date	Est. Net Dev Costs at Completion
16	$87,981	$180,000 - $280,000

(1)	Funding for in-process consolidated and unconsolidated developments, excludes projected funding of future developments.

(2)	Net development costs at completion subject to change as costs based on preliminary development plans only.

Development Stabilizations

March 31, 2006

Stabilized Date	Property Name	City / State	Anchor Tenant	Anchor Opens	Est. Net Dev Costs After Partner Participation	NOI Yield After Partner Participation	Gross GLA	Gross % Leased
None

Unconsolidated Investments

March 31, 2006

								Regency
	Joint Venture Partner and Portfolio Summary Abbreviation	Property Name	Number of Properties	Total GLA	Total Assets	Total Debt	Lender	Ownership Interest	Share of Debt	Investment 3/31/06	Equity Pick-up
	State of Oregon
Columbia Regency Partners II	(JV-C, JV-C2)	Various	15	2,242,958	$342,991,135	$145,210,621	Various	20.00%	$29,042,124	$38,532,287	$567,368
Columbia Regency Retail Partners, LLC	(JV-CCV)	Cameron Village	1	635,918	119,185,225	47,300,000	Wachovia	30.00%	14,190,000	21,480,966	4,139

Cameron Village LLC			16	2,878,876	462,176,360	192,510,621
	Macquarie CountryWide
Macquarie CountryWide-Regency, LLC	(JV-M, JV-MD)	Various	50	4,986,330	728,701,573	387,898,189	Various	25.00%	96,974,547	68,814,716	2,307,188
Macquarie CountryWide-Direct	(JV-M2, JV-M3)	Various	97	12,257,675	2,801,483,747	1,650,202,133	Various	24.95%	411,725,432	254,872,227	(2,399,010)

Macquarie CountryWide-Regency II, LLC			147	17,244,005	3,530,185,320	2,038,100,322
Macquarie CountryWide-Regency III, LLC
	CalSTRS
RegCal LLC	(JV-RC)	Various	8	873,083	171,743,072	89,759,749	Various	25.00%	22,439,937	17,270,126	122,653
	Publix
Bartram Park Center, LLC	(JV-O)	Shoppes at Bartram Park	1	105,412	22,556,661	—	—	50.00%	—	10,972,817	68,512
Valleydale, LLC	(JV-O)	Valleydale Village	1	118,466	13,008,500	—	—	50.00%	—	6,227,280	51,612
Tinwood LLC	(JV-O)	Regency Village	1	83,170	18,844,178	—	—	50.00%	—	9,753,365	101,965
Queensborough Associates, L.P.	(JV-O)	Queensborough	1	82,333	5,413,108	—	—	50.00%	—	3,597,144	77,495

			4	389,381	59,822,447	—
	H.E.B.
Regency Grand Parkway / 290 Retail, Ltd.	(JV-O)	Fairfield Town Center	1	—	9,265,582	—	—	50.00%	—	4,733,495	1,720
Indian Springs at Woodlands, Ltd.	(JV-O)	Indian Springs Center	1	136,625	25,499,120	27,000,000	Wells Fargo	50.00%	13,500,000	(599,841)	(159,861)

			2	136,625	34,764,702	27,000,000
	Individual Investors
Jog Road, LLC	(JV-O)	Shops of San Marco	1	96,408	17,386,388	10,824,731	Wachovia	50.00%	5,412,366	2,573,753	10,723

			178	21,618,378	$4,276,078,289	$2,358,195,423			$593,284,406	$438,228,336	$754,504

Unconsolidated Balance Sheets

March 31, 2006 and December 31, 2005

	2006	2005
Assets
Real estate, at cost
Land	$1,798,668,908	1,784,052,670
Buildings and improvements	2,239,576,197	2,263,423,611

	4,038,245,105	4,047,476,281
Less: accumulated depreciation	142,947,299	115,386,604

	3,895,297,806	3,932,089,677
Properties in development	28,307,188	25,416,668

Net real estate investments	3,923,604,994	3,957,506,345
Cash and cash equivalents	50,807,972	38,529,709
Tenant receivables, net of allowance for uncollectible accounts	41,933,158	42,033,543
Deferred costs, less accumulated amortization	17,157,090	14,616,423
Acquired lease intangible assets, net	237,709,053	259,033,215
Other assets	4,866,022	6,862,249

	$4,276,078,289	4,318,581,484

Liabilities and Equity
Liabilities:
Notes payable	$2,358,195,423	2,372,601,356
Accounts payable and other liabilities	62,167,105	66,231,508
Tenants’ security and escrow deposits	9,147,589	9,050,281
Acquired lease intangible liabilities, net	81,400,343	86,107,919

Total liabilities	2,510,910,460	2,533,991,064

Equity:
Equity - Regency Centers	454,905,307	564,630,039
Equity - Third parties	1,310,262,523	1,219,960,381

Total equity	1,765,167,829	1,784,590,420

	$4,276,078,289	4,318,581,484

Unconsolidated Balance Sheets - Regency’s Pro-Rata Share

March 31, 2006 and December 31, 2005

	2006	2005
Assets
Real estate, at cost
Land	$455,961,387	569,467,809
Buildings and improvements	564,822,027	720,345,860

	1,020,783,413	1,289,813,669
Less: accumulated depreciation	36,124,652	33,706,848

	984,658,761	1,256,106,821
Properties in development	11,831,043	10,952,410

Net real estate investments	996,489,804	1,267,059,231
Cash and cash equivalents	13,697,585	12,858,698
Tenant receivables, net of allowance for uncollectible accounts	10,891,454	12,486,340
Deferred costs, less accumulated amortization	4,466,819	4,651,707
Acquired lease intangible assets, net	59,910,180	83,600,085
Other assets	1,576,666	2,413,055

	$1,087,032,508	1,383,069,116

Liabilities and Equity
Liabilities:
Notes payable	$593,284,406	764,246,412
Accounts payable and other liabilities	16,031,129	21,640,495
Tenants’ security and escrow deposits	2,377,691	2,878,213
Acquired lease intangible liabilities, net	20,433,976	29,673,957

Total liabilities	632,127,201	818,439,077

Equity:
Equity - Regency Centers	454,905,307	564,630,039

	$1,087,032,508	1,383,069,116

Pro-rata financial information is not and is not intended to be a presentation in accordance with generally accepted accounting principles. However, management believes that providing such information is useful to investors in assessing the impact of its unconsolidated real estate partnership activities on the operations of the Company which include such items on a single line presentation under the equity method in the Company’s consolidated financial statements.

Unconsolidated Statements of Operations

For the periods ended March 31, 2006 and 2005

	Three Months Ended		Year to Date
	2006	2005	2006	2005
Revenues:
Minimum rent	$78,237,818	30,996,229	$78,237,818	30,996,229
Percentage rent	963,086	367,512	963,086	367,512
Recoveries from tenants	22,262,131	9,272,433	22,262,131	9,272,433

Total revenues	101,463,035	40,636,174	101,463,035	40,636,174

Operating expenses:
Operating and maintenance	14,255,154	6,517,188	14,255,154	6,517,188
Real estate taxes	12,019,734	4,306,104	12,019,734	4,306,104

Total operating expenses	26,274,888	10,823,292	26,274,888	10,823,292

Net operating income	75,188,147	29,812,882	75,188,147	29,812,882

Other expense (income):
General and administrative	1,576,650	1,422,024	1,576,650	1,422,024
Depreciation and amortization expense	45,280,584	10,659,011	45,280,584	10,659,011
Interest expense, net	30,571,349	8,844,843	30,571,349	8,844,843
Gain on sale of real estate	(5,205,585)	(326,443)	(5,205,585)	(326,443)
Other expense (income)	116,031	—	116,031	—

Total other expense (income)	72,339,029	20,599,435	72,339,029	20,599,435

Net income	$2,849,118	9,213,447	$2,849,118	9,213,447

Unconsolidated Statements of Operations - Regency’s Pro-Rata Share

For the periods ended March 31, 2006 and 2005

	Three Months Ended		Year to Date
	2006	2005	2006	2005
Revenues:
Minimum rent	$19,796,213	7,867,327	$19,796,213	7,867,327
Percentage rent	244,643	92,148	244,643	92,148
Recoveries from tenants	5,494,920	2,266,917	5,494,920	2,266,917

Total revenues	25,535,777	10,226,392	25,535,777	10,226,392

Operating expenses:
Operating and maintenance	3,606,070	1,638,257	3,606,070	1,638,257
Real estate taxes	3,037,230	1,050,908	3,037,230	1,050,908

Total operating expenses	6,643,299	2,689,165	6,643,299	2,689,165

Net operating income	18,892,478	7,537,227	18,892,478	7,537,227

Other expense (income):
General and administrative	371,435	331,813	371,435	331,813
Depreciation and amortization expense	11,419,146	2,714,015	11,419,146	2,714,015
Interest expense, net	7,709,996	2,212,894	7,709,996	2,212,894
Gain on sale of real estate	(1,301,380)	(112,078)	(1,301,380)	(112,078)
Other expense (income)	(61,223)	—	(61,223)	—

Total other expense (income)	18,137,974	5,146,644	18,137,974	5,146,644

Net income	$754,504	2,390,583	$754,504	2,390,583

Pro-rata financial information is not and is not intended to be a presentation in accordance with generally accepted accounting principles. However, management believes that providing such information is useful to investors in assessing the impact of its unconsolidated real estate partnership activities on the operations of the Company which include such items on a single line presentation under the equity method in the Company’s consolidated financial statements.

Summary of Unconsolidated Debt

March 31, 2006

	3/31/06	12/31/05
Total Debt Outstanding:
Mortgage loans payable:
Fixed rate secured loans	$2,168,032,528	1,959,597,971
Variable rate secured loans	47,426,543	—
Unsecured line of credit variable rate	142,736,352	413,003,385

Total	$2,358,195,423	2,372,601,356

	3/31/06	12/31/05
Percentage of Total Debt:
Fixed	91.94%	82.59%
Variable	8.06%	17.41%

Current Average Interest Rates:(1)
Fixed	5.15%	5.08%
Variable	5.78%	5.16%
Effective Interest Rate	5.20%	5.09%

(1) Interest rates are as of the quarter end and exclude the impact of deferred loan cost amortization.

Average Maturity Date:
Fixed	November 29, 2011	May 31, 2011
Variable	February 14, 2007	April 30, 2006

Summary of Unconsolidated Debt - Regency’s Pro-Rata Share
Mortgage Loans Payable:
Fixed rate secured loans	$546,255,737	627,982,503
Variable rate secured loans	11,832,922	—
Unsecured line of credit variable rate	35,195,747	136,263,909

Total	$593,284,406	764,246,412

Leasing Statistics - Wholly-Owned and Regency’s Pro-Rata Share of Joint Ventures

March 31, 2006

All numbers are on a same store, cash basis

Total	Leasing Transactions	Sq. Feet	Base Rent Per Sq. Ft.	Prior Rent Per Sq. Ft.	Rent Growth %	Weighted Avg. Lease Term	Tenant Improvements Per Sq. Ft.
1st Quarter 2006	370	745,454	$17.28	$15.63	10.6%	4.9	$1.08
4th Quarter 2005	400	739,270	$18.58	$16.60	11.9%	4.7	$1.85
3rd Quarter 2005	379	690,562	$18.67	$16.84	10.9%	4.9	$1.12
2nd Quarter 2005	245	553,616	$18.29	$16.59	10.2%	5.1	$1.61

Total - 12 months	1,394	2,728,902	$18.20	$16.39	11.0%	4.9	$1.41

New Leases	Leasing Transactions	Sq. Feet	Base Rent Per Sq. Ft.	Prior Rent Per Sq. Ft.	Rent Growth %	Weighted Avg. Lease Term	Tenant Improvements Per Sq. Ft.
1st Quarter 2006	90	146,578	$17.87	$16.26	9.9%	7.1	$3.13
4th Quarter 2005	94	153,693	$18.21	$15.62	16.6%	5.9	$8.69
3rd Quarter 2005	104	178,908	$17.01	$16.17	5.2%	5.5	$3.61
2nd Quarter 2005	77	159,219	$17.46	$16.12	8.3%	5.2	$4.36

Total - 12 months	365	638,398	$17.62	$16.05	9.8%	5.9	$4.91

Renewals	Leasing Transactions	Sq. Feet	Base Rent Per Sq. Ft.	Prior Rent Per Sq. Ft.	Rent Growth %	Weighted Avg. Lease Term	Tenant Improvements Per Sq. Ft.
1st Quarter 2006	280	598,876	$17.16	$15.48	10.9%	4.4	$0.57
4th Quarter 2005	306	585,577	$18.69	$16.85	10.9%	4.3	$0.06
3rd Quarter 2005	275	511,654	$19.22	$17.07	12.6%	4.7	$0.26
2nd Quarter 2005	168	394,397	$18.62	$16.77	11.0%	5.0	$0.49

Total - 12 months	1,029	2,090,504	$18.37	$16.50	11.3%	4.6	$0.34

Leasing Statistics - Wholly-Owned and 100% of Joint Ventures

March 31, 2006

All numbers are on a same store, cash basis

Total	Leasing Transactions	Sq. Feet	Base Rent Per Sq. Ft.	Prior Rent Per Sq. Ft.	Rent Growth %	Weighted Avg. Lease Term	Tenant Improvements Per Sq. Ft.
1st Quarter 2006	370	1,236,334	$16.89	$15.33	10.2%	4.8	$0.77
4th Quarter 2005	400	1,158,569	$17.94	$15.76	13.9%	4.9	$2.06
3rd Quarter 2005	379	1,062,724	$18.69	$16.83	11.0%	5.0	$0.97
2nd Quarter 2005	245	669,721	$17.82	$16.18	10.1%	5.0	$1.53

Total - 12 months	1,394	4,127,348	$17.79	$15.97	11.4%	4.9	$1.31

New Leases	Leasing Transactions	Sq. Feet	Base Rent Per Sq. Ft.	Prior Rent Per Sq. Ft.	Rent Growth %	Weighted Avg. Lease Term	Tenant Improvements Per Sq. Ft.
1st Quarter 2006	90	237,189	$17.51	$16.09	8.8%	6.9	$2.46
4th Quarter 2005	94	238,550	$18.15	$14.28	27.1%	6.7	$9.75
3rd Quarter 2005	104	267,221	$17.07	$15.88	7.5%	6.0	$3.31
2nd Quarter 2005	77	179,998	$17.41	$16.16	7.7%	5.2	$4.45

Total - 12 months	365	922,958	$17.53	$15.58	12.5%	6.2	$4.98

Renewals	Leasing Transactions	Sq. Feet	Base Rent Per Sq. Ft.	Prior Rent Per Sq. Ft.	Rent Growth %	Weighted Avg. Lease Term	Tenant Improvements Per Sq. Ft.
1st Quarter 2006	280	999,145	$16.74	$15.14	10.6%	4.4	$0.37
4th Quarter 2005	306	920,019	$17.89	$16.14	10.8%	4.4	$0.07
3rd Quarter 2005	275	795,503	$19.23	$17.15	12.1%	4.7	$0.19
2nd Quarter 2005	168	489,723	$17.97	$16.19	11.0%	4.9	$0.46

Total - 12 months	1,029	3,204,390	$17.88	$16.09	11.1%	4.5	$0.25

Average Base Rent by State - Wholly-Owned and Regency’s Pro-Rata Share of Joint Ventures

March 31, 2006

State	Number of Properties	GLA	% of Total GLA	% Leased(1)	Annualized Base Rent	% of Ann. Base Rent	Average Base Rent/ Sq. Ft
Alabama	3	152,137	0.5%	83.5%	$1,444,857	0.4%	$11.37
Arizona	4	409,969	1.4%	98.5%	$6,212,045	1.7%	$15.42
California	70	6,237,156	21.1%	92.3%	$98,890,121	26.7%	$19.70
Colorado	22	1,612,322	5.4%	89.5%	$14,799,653	4.0%	$11.90
Connecticut	1	41,724	0.1%	100.0%	$896,463	0.2%	$21.49
Delaware	5	343,778	1.2%	94.2%	$3,958,852	1.1%	$12.29
District of Columbia	1	4,200	0.0%	100.0%	$276,432	0.1%	$65.82
Florida	49	4,487,503	15.2%	95.4%	$49,720,988	13.4%	$11.63
Georgia	32	1,742,171	5.9%	92.4%	$23,928,832	6.5%	$14.97
Illinois	16	843,286	2.8%	95.5%	$10,481,009	2.8%	$13.05
Indiana	3	125,387	0.4%	77.7%	$1,207,237	0.3%	$12.57
Kentucky	2	75,668	0.3%	95.3%	$674,125	0.2%	$9.41
Maryland	21	698,065	2.4%	87.0%	$8,115,520	2.2%	$15.24
Michigan	3	282,408	1.0%	95.5%	$3,524,308	1.0%	$13.06
Minnesota	3	120,835	0.4%	96.4%	$1,394,645	0.4%	$11.97
Nevada	1	119,313	0.4%	79.3%	$0	0.0%	$0.00
New Hampshire	2	136,968	0.5%	72.7%	$399,999	0.1%	$26.99
New Jersey	2	39,042	0.1%	97.8%	$609,094	0.2%	$15.96
North Carolina	14	1,191,077	4.0%	93.9%	$14,511,007	3.9%	$12.97
Ohio	16	1,984,500	6.7%	80.1%	$17,512,938	4.7%	$11.39
Oregon	8	588,680	2.0%	96.9%	$8,283,871	2.2%	$14.59
Pennsylvania	12	837,148	2.8%	59.7%	$8,316,653	2.2%	$17.83
South Carolina	8	256,765	0.9%	94.4%	$2,774,286	0.8%	$11.45
Tennessee	6	624,298	2.1%	98.1%	$6,900,345	1.9%	$11.27
Texas	38	4,264,243	14.4%	83.6%	$49,441,675	13.4%	$14.68
Virginia	31	1,637,448	5.5%	94.0%	$24,898,982	6.7%	$17.03
Washington	11	692,979	2.3%	93.3%	$10,224,732	2.8%	$17.84
Wisconsin	2	67,147	0.2%	98.5%	$491,252	0.1%	$7.43

Total All Properties	386	29,616,218	100.0%	90.1%	$369,889,921	100.0%	$14.78

(1)	% leased includes leases that are executed but not yet rent paying.

Average Base Rent by State - Wholly-Owned and 100% of Joint Ventures

March 31, 2006

State	Number of Properties	GLA	% of total GLA	% Leased(1)	Annualized Base Rent	% of Ann. Base Rent	Average Base Rent/ Sq. Ft
Alabama	3	267,689	0.6%	83.5%	2,519,933	0.4%	$11.28
Arizona	4	496,087	1.1%	98.7%	7,415,474	1.3%	$15.17
California	70	8,914,058	19.5%	93.9%	142,043,153	24.1%	$18.69
Colorado	22	2,509,804	5.5%	91.4%	24,548,089	4.2%	$11.71
Connecticut	1	167,230	0.4%	100.0%	3,593,037	0.6%	$21.49
Delaware	5	654,687	1.4%	89.5%	7,181,690	1.2%	$12.30
District of Columbia	1	16,834	0.0%	100.0%	1,107,942	0.2%	$65.82
Florida	49	5,690,510	12.4%	95.0%	64,013,710	10.9%	$11.85
Georgia	32	2,737,446	6.0%	93.9%	36,255,673	6.1%	$14.16
Illinois	16	2,266,602	5.0%	95.6%	27,570,788	4.7%	$12.76
Indiana	3	229,619	0.5%	82.5%	2,799,383	0.5%	$14.89
Kentucky	2	302,670	0.7%	95.3%	2,696,500	0.5%	$9.41
Maryland	21	2,443,983	5.3%	92.6%	32,878,449	5.6%	$15.13
Michigan	3	282,408	0.6%	95.5%	3,524,308	0.6%	$13.06
Minnesota	3	483,938	1.1%	96.4%	5,586,176	0.9%	$11.97
Nevada	1	119,313	0.3%	79.3%	0	0.0%	$0.00
New Hampshire	2	136,968	0.3%	72.7%	399,999	0.1%	$26.99
New Jersey	2	156,482	0.3%	97.8%	2,441,257	0.4%	$15.96
North Carolina	14	2,017,476	4.4%	90.9%	23,724,028	4.0%	$12.94
Ohio	16	2,066,192	4.5%	80.8%	17,964,432	3.0%	$11.11
Oregon	8	854,729	1.9%	96.8%	11,848,052	2.0%	$14.37
Pennsylvania	12	1,630,496	3.6%	77.6%	18,863,072	3.2%	$15.31
South Carolina	8	522,027	1.1%	96.0%	5,515,550	0.9%	$11.00
Tennessee	6	624,298	1.4%	98.1%	6,900,345	1.2%	$11.27
Texas	38	5,091,207	11.1%	85.4%	60,183,643	10.2%	$14.49
Virginia	31	3,642,519	8.0%	95.3%	59,015,790	10.0%	$17.53
Washington	11	1,166,429	2.5%	95.5%	17,193,733	2.9%	$16.53
Wisconsin	2	269,128	0.6%	98.5%	1,968,944	0.3%	$7.43

Total All Properties	386	45,760,829	100.0%	91.9%	589,753,150	100.0%	$14.62

(1)	% leased includes leases that are executed but not yet rent paying.

Portfolio Summary Report By Region

March 31, 2006

Property Name	JV	REG’s Ownership %	State	MSA	Yr Const or Last Rnvtn	Year Acquired	JV’s at 100% GLA	REG’s pro-rata share GLA	JV’s at 100% % Leased	REG’s pro-rata share % Leased	Anchor- Owned GLA	Grocery Anchor GLA	Major Tenants(1)
Mid- Atlantic Region
Spring Valley Shopping Center	JV-M2	25%	DC	Washington DC	1930	2005	16,834	4,200	100.0%	100.0%	—	—	—

			DC				16,834	4,200	100.0%	100.0%	—	—

First State Plaza	JV-M2	25%	DE	Wilmington	1988	2005	164,576	41,062	85.7%	85.7%	—	57,319	Shop Rite
Newark Shopping Center	JV-M2	25%	DE	Wilmington	1987	2005	183,017	45,663	79.5%	79.5%	—	—	—
Pike Creek			DE	Wilmington	1981	1998	229,510	229,510	98.4%	98.4%	—	49,069	Acme Markets, K-Mart
Shoppes of Graylyn	JV-M2	25%	DE	Wilmington	1971	2005	66,676	16,636	93.7%	93.7%	—	—	—
White Oak - Dover, DE			DE	Dover	2000	2000	10,908	10,908	100.0%	100.0%	—	—	—

			DE				654,687	343,778	89.5%	94.2%	—	106,388

Corbin’s Corner	JV-M2	25%	CT	Hartford	1962	2005	167,230	41,724	100.0%	100.0%	—	10,150	Trader Joe’s

			CT				167,230	41,724	100.0%	100.0%	—	10,150

Amherst Street Village Center			NH	Boston	IP Dev	2004	48,300	48,300	85.1%	85.1%	—	—	—
Merrimack Shopping Center			NH	Boston	IP Dev	2004	88,668	88,668	65.9%	65.9%	—	54,468	Shaw’s

			NH				136,968	136,968	72.7%	72.7%	—	54,468

Plaza Square	JV-M2	25%	NJ	Bergen	1990	2005	103,842	25,909	100.0%	100.0%	—	60,000	Shop Rite
Haddon Commons	JV-M2	25%	NJ	Philadelphia	1985	2005	52,640	13,134	93.4%	93.4%	—	34,240	Acme Markets

			NJ				156,482	39,042	97.8%	97.8%	—	94,240

Bowie Plaza	JV-M2	25%	MD	Washington DC	1966	2005	104,037	25,957	95.8%	95.8%	—	21,750	Giant Food
Clinton Park	JV-C	20%	MD	Washington DC	2003	2003	206,050	41,210	97.6%	97.6%	49,000	43,000	Giant Food, Sears, (Toys “R” Us)
Clinton Square	JV-M2	25%	MD	Washington DC	1979	2005	18,961	4,731	78.6%	78.6%	—	—	—
Cloppers Mill Village	JV-M2	25%	MD	Washington DC	1995	2005	137,035	34,190	98.9%	98.9%	—	70,057	Shoppers Food Warehouse
Elkridge Corners	JV-M2	25%	MD	Baltimore	1990	2005	73,529	18,345	100.0%	100.0%	—	39,571	Super Fresh
Festival at Woodholme	JV-M2	25%	MD	Baltimore	1986	2005	81,027	20,216	93.3%	93.3%	—	10,370	Trader Joe’s
Firstfield Shopping Center	JV-M2	25%	MD	Washington DC	1978	2005	22,328	5,571	100.0%	100.0%	—	—	—
Goshen Plaza	JV-M2	25%	MD	Washington DC	1987	2005	45,654	11,391	100.0%	100.0%	—	—	—
King Farm Apartments	JV-RC	25%	MD	Washington DC	2001	2004	64,775	16,194	73.6%	73.6%	—	—	—
King Farm Village Center	JV-RC	25%	MD	Washington DC	2001	2004	120,326	30,082	96.7%	96.7%	—	53,754	Safeway
Lee Airport			MD	Baltimore	IP Dev	2005	131,110	131,110	53.6%	53.6%	—	60,000	Giant Food
Mitchellville Plaza	JV-M2	25%	MD	Washington DC	1991	2005	156,124	38,953	92.7%	92.7%	—	45,100	Food Lion
Northway Shopping Center	JV-M2	25%	MD	Baltimore	1987	2005	98,016	24,455	96.5%	96.5%	—	49,028	Shoppers Food Warehouse
Parkville Shopping Center	JV-M2	25%	MD	Baltimore	1961	2005	162,434	40,527	99.6%	99.6%	—	41,223	Super Fresh
Penn Station Shopping Center	JV-M2	25%	MD	Washington DC	1989	2005	244,815	61,081	95.7%	95.7%	50,000	66,748	(Safeway), Save-a-Lot, National Wholesale Liquidators
Rosecroft Shopping Center	JV-M2	25%	MD	Washington DC	1963	2005	119,010	29,693	82.8%	82.8%	—	33,000	Food Lion (Dark)
Southside Marketplace	JV-M2	25%	MD	Baltimore	1990	2005	125,147	31,224	94.7%	94.7%	—	44,264	Shoppers Food Warehouse
Takoma Park	JV-M2	25%	MD	Washington DC	1960	2005	108,168	26,988	98.4%	98.4%	—	63,643	Shoppers Food Warehouse
Valley Centre	JV-M2	25%	MD	Baltimore	1987	2005	247,312	61,704	91.3%	91.3%	—	—	—
Watkins Park Plaza	JV-M2	25%	MD	Washington DC	1985	2005	113,443	28,304	100.0%	100.0%	—	43,205	Safeway
Woodmoor Shopping Center	JV-M2	25%	MD	Washington DC	1954	2005	64,682	16,138	95.5%	95.5%	—	—	—

			MD				2,443,983	698,065	92.6%	87.0%	99,000	684,713

Allen Street Shopping Center	JV-M2	25%	PA	Allentown- Bethlehem	1958	2005	46,420	11,582	100.0%	100.0%	—	22,075	Ahart Market
City Avenue Shopping Center	JV-M2	25%	PA	Philadelphia	1960	2005	154,533	38,556	98.1%	98.1%	—	—	—
Gateway Shopping Center			PA	Philadelphia	1960	2004	219,697	219,697	94.9%	94.9%	—	10,610	Trader Joe’s
Hershey			PA	None	2000	2000	6,000	6,000	100.0%	100.0%	—	—	--
Kenhorst Plaza	JV-M2	25%	PA	Reading	1990	2005	159,150	39,708	95.0%	95.0%	—	52,070	Redner’s Market
Mayfair Shopping Center	JV-M2	25%	PA	Philadelphia	1988	2005	112,276	28,013	96.5%	96.5%	—	25,673	Shop ‘N Bag
Mercer Square Shopping Center	JV-M2	25%	PA	Philadelphia	1988	2005	91,400	22,804	100.0%	100.0%	—	50,708	Genuardi’s
Newtown Square Shopping Center	JV-M2	25%	PA	Philadelphia	1970	2005	146,893	36,650	95.0%	95.0%	—	56,226	Acme Markets
Silver Spring Square			PA	Harrisburg	IP Dev	2005	347,707	347,707	8.9%	8.9%	137,271	130,000	Wegmans, (Target)
Stefko Boulevard Shopping Center	JV-M2	25%	PA	Allentown- Bethlehem	1976	2005	133,824	33,389	94.1%	94.1%	—	73,000	Valley Farm Market
Towamencin Village Square	JV-M2	25%	PA	Philadelphia	1990	2005	122,916	30,668	100.0%	100.0%	—	40,750	Genuardi’s
Warwick Square Shopping	JV-M2	25%	PA	Philadelphia	1999	2005	89,680	22,375	92.0%	92.0%	—	50,658	Genuardi’s

			PA				1,630,496	837,148	77.6%	59.7%	137,271	511,770

601 King Street	JV-M2	25%	VA	Washington DC	1980	2005	8,349	2,083	94.9%	94.9%	—	—	—
Ashburn Farm Market Center			VA	Washington DC	2000	2000	91,905	91,905	100.0%	100.0%	—	48,999	Giant Food
Ashburn Farm Village Center	JV-M2	25%	VA	Washington DC	1996	2005	88,897	22,180	100.0%	100.0%	—	57,030	Shoppers Food Warehouse
Braemar Shopping Center	JV-RC	25%	VA	Washington DC	2004	2004	96,439	24,110	100.0%	100.0%	—	57,860	Safeway
Brafferton Center	JV-M2	25%	VA	Washington DC	1997	2005	94,731	23,635	97.9%	97.9%	—	43,520	Giant Food (Dark)
Brookville Plaza	JV-M	25%	VA	Lynchburg	1991	1998	63,665	15,916	100.0%	100.0%	—	52,864	Kroger
Centre Ridge Marketplace	JV-M2	25%	VA	Washington DC	1996	2005	104,154	25,986	100.0%	100.0%	—	55,138	Shoppers Food Warehouse
Cheshire Station			VA	Washington DC	2000	2000	97,156	97,156	100.0%	100.0%	—	55,163	Safeway
Festival at Manchester Lakes	JV-M2	25%	VA	Washington DC	1990	2005	165,568	41,309	91.0%	91.0%	—	65,000	Shoppers Food Warehouse

Portfolio Summary Report By Region

March 31, 2006

Property Name	JV	REG’s Ownership %	State	MSA	Yr Const or Last Rnvtn	Year Acquired	JV’s at 100% GLA	REG’s pro-rata share GLA	JV’s at 100% % Leased	REG’s pro-rata share % Leased	Anchor- Owned GLA	Grocery Anchor GLA	Major Tenants(1)
Fortuna			VA	Washington DC	2004	2004	90,132	90,132	100.0%	100.0%	123,735	66,870	Shoppers Food Warehouse, (Target)
Fox Mill Shopping Center	JV-M2	25%	VA	Washington DC	1977	2005	103,269	25,766	100.0%	100.0%	—	49,837	Giant Food
Gayton Crossing	JV-M2	25%	VA	Richmond- Petersburg	1983	2005	156,916	39,151	91.6%	91.6%	—	38,408	Ukrop’s
Glen Lea Centre	JV-M2	25%	VA	Richmond- Petersburg	1969	2005	78,493	19,584	54.3%	54.3%	—	—	—
Greenbriar Town Center	JV-M2	25%	VA	Washington DC	1972	2005	345,935	86,311	100.0%	100.0%	—	62,319	Giant Food
Hanover Village	JV-M2	25%	VA	Richmond- Petersburg	1971	2005	96,146	23,988	95.3%	95.3%	—	—	—
Hollymead Town Center			VA	Charlottesville	2004	2003	153,742	153,742	87.6%	87.6%	142,500	60,607	Harris Teeter, (Target)
Kamp Washington Shopping Center	JV-M2	25%	VA	Washington DC	1960	2005	71,825	17,920	88.6%	88.6%	—	—	—
Kings Park Shopping Center	JV-M2	25%	VA	Washington DC	1966	2005	74,703	18,638	100.0%	100.0%	—	28,161	Giant Food
Laburnum Park Shopping Center	JV-M2	25%	VA	Richmond- Petersburg	1977	2005	64,992	16,216	93.7%	93.7%	49,000	49,000	(Ukrop’s)
Market at Opitz Crossing			VA	Washington DC	2003	2003	149,810	149,810	100.0%	100.0%	—	51,922	Safeway
Saratoga Shopping Center	JV-M2	25%	VA	Washington DC	1977	2005	101,587	25,346	95.0%	95.0%	—	39,187	Giant Food
Shops at County Center			VA	Washington DC	IP Dev	2005	106,839	106,839	61.4%	61.4%	—	52,409	Harris Teeter
Signal Hill			VA	Washington DC	2004	2003	95,173	95,173	100.0%	100.0%	—	67,470	Shoppers Food Warehouse
Somerset Crossing	JV-M	25%	VA	Washington DC	2002	2002	104,128	26,032	100.0%	100.0%	—	67,045	Shoppers Food Warehouse
Statler Square Phase I			VA	None	1996	1998	133,660	133,660	91.4%	91.4%	—	65,003	Kroger
Tall Oaks Village Center			VA	Washington DC	1998	2002	71,953	71,953	95.9%	95.9%	—	38,763	Giant Food
Town Center at Sterling Shopping Center	JV-M2	25%	VA	Washington DC	1980	2005	190,069	47,422	100.0%	100.0%	—	46,935	Giant Food
Village Center at Dulles	JV-C	20%	VA	Washington DC	1991	2002	298,281	59,656	99.3%	99.3%	—	48,424	Shoppers Food Warehouse, Gold’s Gym
Village Shopping Center	JV-M2	25%	VA	Richmond- Petersburg	1948	2005	111,177	27,739	96.4%	96.4%	—	45,023	Ukrop’s
Willston Centre I	JV-M2	25%	VA	Washington DC	1952	2005	105,376	26,291	99.5%	99.5%	—	—	—
Willston Centre II	JV-M2	25%	VA	Washington DC	1986	2005	127,449	31,799	100.0%	100.0%	—	42,491	Safeway

			VA				3,642,519	1,637,448	95.3%	94.0%	315,235	1,355,448

Regional Totals							8,849,199	3,738,374	90.7%	84.4%	551,506	2,817,177

Midwest Region
Baker Hill Center	JV-C	20%	IL	Chicago	1998	2004	135,285	27,057	93.0%	93.0%	—	72,397	Dominick’s
Brentwood Commons	JV-M2	25%	IL	Chicago	1962	2005	125,585	31,333	88.8%	88.8%	—	64,762	Dominick’s
Civic Center Plaza	JV-M2	25%	IL	Chicago	1989	2005	265,024	66,123	97.7%	97.7%	—	87,135	Dominick’s (Dark), Home Depot
Deer Grove Center	JV-C	20%	IL	Chicago	1996	2004	214,168	42,834	98.1%	98.1%	117,000	65,816	Dominick’s, Linens-N-Things, (Target)
Deer Grove Phase II	JV-C	20%	IL	Chicago	IP Dev	2004	25,188	5,038	80.9%	80.9%	—	—	—
Frankfort Crossing Shpg Ctr			IL	Chicago	1992	2003	114,534	114,534	96.4%	96.4%	—	64,937	Jewel / OSCO
Geneva Crossing	JV-C	20%	IL	Chicago	1997	2004	123,182	24,636	100.0%	100.0%	—	72,385	Dominick’s
Heritage Plaza - Chicago	JV-M	25%	IL	Chicago	2005	2005	128,871	32,218	97.5%	97.5%	—	64,922	Jewel / OSCO
Heritage Plaza Phase II	JV-M	25%	IL	Chicago	IP Dev	2005	9,920	2,480	0.0%	0.0%	—	—	—
Hinsdale			IL	Chicago	1986	1998	178,975	178,975	99.4%	99.4%	—	69,540	Dominick’s
McHenry Commons Shopping Center	JV-M2	25%	IL	Chicago	1988	2005	100,526	25,081	94.1%	94.1%	—	76,170	Dominick’s
Oaks Shopping Center	JV-M2	25%	IL	Chicago	1983	2005	135,007	33,684	89.4%	89.4%	—	63,863	Dominick’s
Riverside Sq & River's Edge	JV-M2	25%	IL	Chicago	1986	2005	169,436	42,274	99.3%	99.3%	—	74,495	Dominick’s
Riverview Plaza	JV-M2	25%	IL	Chicago	1981	2005	139,256	34,744	97.8%	97.8%	—	50,094	Dominick’s
Shorewood Crossing	JV-C	20%	IL	Chicago	2001	2004	87,705	17,541	100.0%	100.0%	—	65,977	Dominick’s
Stearns Crossing	JV-C	20%	IL	Chicago	1999	2004	96,613	19,323	95.7%	95.7%	—	65,613	Dominick’s
Stonebrook Plaza Shopping Center	JV-M2	25%	IL	Chicago	1984	2005	95,825	23,908	100.0%	100.0%	—	63,000	Dominick’s
Westbrook Commons			IL	Chicago	1984	2001	121,502	121,502	88.4%	88.4%	—	51,304	Dominick’s

			IL				2,266,602	843,286	95.6%	95.5%	117,000	1,072,410

Greenwood Springs			IN	Indianapolis	IP Dev	2004	90,735	90,735	73.7%	73.7%	203,091	50,000	Gander Mountain Co., (Wal-Mart Supercenter)
Willow Lake Shopping Center	JV-M2	25%	IN	Indianapolis	1987	2005	85,923	21,438	91.4%	91.4%	64,000	64,000	(Kroger)
Willow Lake West Shopping Center	JV-M2	25%	IN	Indianapolis	2001	2005	52,961	13,214	83.1%	83.1%	—	10,028	Trader Joe’s

			IN				229,619	125,387	82.5%	77.7%	267,091	124,028

Franklin Square	JV-M	25%	KY	Lexington	1988	1998	203,318	50,830	94.4%	94.4%	—	50,499	Kroger
Silverlake	JV-M	25%	KY	Cincinnati	1988	1998	99,352	24,838	97.3%	97.3%	—	60,000	Kroger

			KY				302,670	75,668	95.3%	95.3%	—	110,499

Fenton Marketplace			MI	Flint	1999	1999	97,224	97,224	98.6%	98.6%	—	53,739	Farmer Jack
Independence Square			MI	Detroit	2004	2003	89,083	89,083	93.4%	93.4%	—	60,137	Kroger
Waterford Towne Center			MI	Detroit	1998	1998	96,101	96,101	94.4%	94.4%	—	60,202	Kroger

			MI				282,408	282,408	95.5%	95.5%	—	174,078

Apple Valley Square	JV-RC	25%	MN	Minneapolis-St. Paul	1998	2006	184,841	46,210	95.7%	95.7%	87,437	61,736	Rainbow Foods, Jo-Ann Fabrics, (Burlington Coat Factory)
Colonial Square	JV-M2	25%	MN	Minneapolis-St. Paul	1959	2005	93,200	23,253	100.0%	100.0%	—	43,978	Lund’s
Rockford Road Plaza	JV-M2	25%	MN	Minneapolis-St. Paul	1991	2005	205,897	51,371	95.4%	95.4%	—	65,608	Rainbow Foods

			MN				483,938	120,835	96.4%	96.4%	87,437	171,322

Beckett Commons			OH	Cincinnati	1995	1998	121,498	121,498	100.0%	100.0%	—	70,815	Kroger

Portfolio Summary Report By Region

March 31, 2006

Property Name	JV	REG’s Ownership %	State	MSA	Yr Const or Last Rnvtn	Year Acquired	JV’s at 100% GLA	REG’s pro-rata share GLA	JV’s at 100% % Leased	REG’s pro-rata share % Leased	Anchor- Owned GLA	Grocery Anchor GLA	Major Tenants(1)
Cherry Grove			OH	Cincinnati	1997	1998	195,497	195,497	89.8%	89.8%	—	66,336	Kroger
East Pointe			OH	Columbus	1993	1998	86,503	86,503	100.0%	100.0%	—	59,120	Kroger
Hyde Park			OH	Cincinnati	1995	1997	397,893	397,893	94.8%	94.8%	—	169,267	Kroger, Biggs
Indian Springs Market Center			OH	Cincinnati	IP Dev	2005	52,606	52,606	100.0%	100.0%	—	—	Kohl’s
Kingsdale Shopping Center			OH	Columbus	1999	1997	266,878	266,878	47.7%	47.7%	—	56,006	Giant Eagle
Kroger New Albany Center			OH	Columbus	1999	1999	91,722	91,722	97.8%	97.8%	—	63,805	Kroger
Maxtown Road (Northgate)			OH	Columbus	1996	1998	85,100	85,100	100.0%	100.0%	90,000	62,000	Kroger, (Home Depot)
Park Place Shopping Center			OH	Columbus	1988	1998	106,834	106,834	58.6%	58.6%	—	—	—
Regency Commons			OH	Cincinnati	IP Dev	2004	30,770	30,770	49.7%	49.7%	—	—	—
Regency Milford Center	JV-MD	25%	OH	Cincinnati	2001	2001	108,923	27,231	97.6%	97.6%	—	65,000	Kroger
Shoppes at Mason			OH	Cincinnati	1997	1998	80,800	80,800	100.0%	100.0%	—	56,800	Kroger
Wadsworth Crossing			OH	Akron	IP Dev	2005	118,597	118,597	0.0%	0.0%	336,263	—	(Kohl’s), (Lowe’s), (Target)
Westchester Plaza			OH	Cincinnati	1988	1998	88,182	88,182	98.4%	98.4%	—	66,523	Kroger
Windmiller Plaza Phase I			OH	Columbus	1997	1998	141,294	141,294	82.2%	82.2%	—	76,555	Kroger
Worthington Park Centre			OH	Columbus	1991	1998	93,095	93,095	92.7%	92.7%	—	52,337	Kroger

			OH				2,066,192	1,984,500	80.8%	80.1%	426,263	864,564

Racine Centre Shopping Center	JV-M2	25%	WI	Racine	1988	2005	135,827	33,889	99.1%	99.1%	—	50,979	Piggly Wiggly
Whitnall Square Shopping Center	JV-M2	25%	WI	Milwaukee	1989	2005	133,301	33,259	97.9%	97.9%	—	69,090	Pick ‘N’ Save

			WI				269,128	67,147	98.5%	98.5%	—	120,069

Regional Totals							5,900,557	3,499,231	90.1%	86.2%	897,791	2,636,970

Pacific Region
4S Commons Town Center			CA	San Diego	IP Dev	2004	264,752	264,752	89.2%	89.2%	—	52,000	Ralph’s
Alameda Bridgeside Shopping Center			CA	Oakland	IP Dev	2003	105,118	105,118	73.9%	73.9%	—	58,600	Nob Hill
Amerige Heights Town Center	JV-MD	25%	CA	Los Angeles	2000	2000	96,679	24,170	100.0%	100.0%	142,600	57,560	Albertson’s, (Target)
Auburn Village	JV-M2	25%	CA	Sacramento	1990	2005	133,944	33,419	100.0%	100.0%	—	45,540	Bel Air Market
Bayhill Shopping Center	JV-M2	25%	CA	San Francisco	1990	2005	121,846	30,401	100.0%	100.0%	—	32,110	Mollie Stone’s Market
Bear Creek Phase II			CA	Riverside-San Bernardino	IP Dev	2005	24,175	24,175	57.9%	57.9%	—	—	—
Bear Creek Village Center	JV-M	25%	CA	Riverside-San Bernardino	2004	2003	75,220	18,805	100.0%	100.0%	—	44,093	Stater Bros.
Blossom Valley			CA	San Jose	1990	1999	93,316	93,316	100.0%	100.0%	—	34,208	Safeway
Brea Marketplace	JV-M2	25%	CA	Orange County	1987	2005	298,311	74,429	94.1%	94.1%	—	—	Toys “R” Us
Campus Marketplace	JV-M	25%	CA	San Diego	2000	2000	144,289	36,072	99.2%	99.2%	—	58,527	Ralph’s
Clayton Valley			CA	Oakland	IP Dev	2003	273,357	273,357	62.8%	62.8%	—	—	Yardbirds Home Center
Clovis Commons			CA	Fresno	IP Dev	2004	183,247	183,247	70.8%	70.8%	145,653	145,653	(Super Target)
Corral Hollow	JV-RC	25%	CA	Stockton	2000	2000	167,184	41,796	100.0%	100.0%	—	65,715	Safeway, Orchard Supply & Hardware
Costa Verde			CA	San Diego	1988	1999	178,622	178,622	97.0%	97.0%	—	40,000	Albertson’s
Diablo Plaza			CA	Oakland	1982	1999	63,214	63,214	100.0%	100.0%	53,000	53,000	(Safeway)
El Camino			CA	Los Angeles	1995	1999	135,884	135,884	100.0%	100.0%	—	35,650	Von’s Food & Drug
El Cerrito Plaza	JV-MD	25%	CA	San Francisco	2000	2000	256,035	64,009	98.2%	98.2%	66,700	77,888	(Lucky’s), Trader Joe’s
El Norte Pkwy Plaza			CA	San Diego	1984	1999	87,990	87,990	100.0%	100.0%	—	42,315	Von's Food & Drug
Encina Grande			CA	Oakland	1965	1999	102,499	102,499	100.0%	100.0%	—	22,500	Safeway
Falcon Ridge			CA	Riverside-San Bernardino	2004	2003	235,654	235,654	93.8%	93.8%	123,735	43,718	Stater Bros., (Target)
Falcon Ridge Town Center Phase II			CA	Riverside-San Bernardino	IP Dev	2005	66,864	66,864	64.7%	64.7%	—	—	24 Hour Fitness
Five Points Shopping Center	JV-M2	25%	CA	Santa Barbara	1960	2005	144,553	36,066	100.0%	100.0%	—	35,305	Albertson’s
Folsom Prairie City Crossing			CA	Sacramento	1999	1999	93,537	93,537	100.0%	100.0%	—	55,255	Safeway
French Valley			CA	Riverside-San Bernardino	IP Dev	2004	114,028	114,028	86.8%	86.8%	—	44,054	Stater Bros.
Friars Mission			CA	San Diego	1989	1999	146,898	146,898	98.4%	98.4%	—	55,303	Ralph’s
Garden Village Shopping Center	JV-M	25%	CA	Los Angeles	2000	2000	112,767	28,192	100.0%	100.0%	—	57,050	Albertson’s
Gelson’s Westlake Market Plaza			CA	Ventura	2002	2002	84,975	84,975	100.0%	100.0%	—	37,500	Gelson’s Markets
Granada Village	JV-M2	25%	CA	Los Angeles	1965	2005	224,649	56,050	97.9%	97.9%	—	40,198	Ralph’s
Hasley Canyon Village			CA	Los Angeles	2003	2003	65,801	65,801	100.0%	100.0%	—	51,800	Ralph’s
Heritage Plaza			CA	Orange County	1981	1999	231,582	231,582	100.0%	100.0%	—	44,376	Ralph’s
Laguna Niguel Plaza	JV-M2	25%	CA	Orange County	1985	2005	42,124	10,510	90.0%	90.0%	38,917	38,917	(Albertson’s)
Lake Forest Village	JV-M2	25%	CA	Orange County	1979	2005	119,741	29,875	98.8%	98.8%	—	38,472	Albertson’s
Loehmanns Plaza California			CA	San Jose	1983	1999	113,310	113,310	100.0%	100.0%	53,000	53,000	(Safeway)
Mariposa Shopping Center	JV-M2	25%	CA	San Jose	1957	2005	126,658	31,601	100.0%	100.0%	—	42,896	Safeway
Morningside Plaza			CA	Orange County	1996	1999	91,600	91,600	95.3%	95.3%	—	42,630	Stater Bros.
Navajo Shopping Center	JV-M2	25%	CA	San Diego	1964	2005	102,138	25,483	100.0%	100.0%	—	44,180	Albertson’s
Newland Center			CA	Orange County	1985	1999	149,174	149,174	100.0%	100.0%	—	58,000	Albertson’s
Oakbrook Plaza			CA	Ventura	1982	1999	83,279	83,279	100.0%	100.0%	—	43,842	Albertson’s
Park Plaza Shopping Center	JV-C	20%	CA	Los Angeles	1991	2001	197,166	39,433	97.5%	97.5%	—	28,210	Von's Food & Drug
Plaza Hermosa			CA	Los Angeles	1984	1999	94,940	94,940	100.0%	100.0%	—	36,800	Von's Food & Drug

Portfolio Summary Report By Region

March 31, 2006

Property Name	JV	REG’s Ownership %	State	MSA	Yr Const or Last Rnvtn	Year Acquired	JV’s at 100% GLA	REG’s pro-rata share GLA	JV’s at 100% % Leased	REG’s pro-rata share % Leased	Anchor- Owned GLA	Grocery Anchor GLA	Major Tenants(1)
Pleasant Hill Shopping Center	JV-M2	25%	CA	Oakland	1970	2005	233,679	58,303	99.2%	99.2%	—	—	Target, Toys “R” Us
Point Loma Plaza	JV-M2	25%	CA	San Diego	1987	2005	212,796	53,093	96.1%	96.1%	—	50,000	Von's Food & Drug
Powell Street Plaza			CA	Oakland	1987	2001	165,928	165,928	100.0%	100.0%	—	10,122	Trader Joe’s
Rancho San Diego Village	JV-M2	25%	CA	San Diego	1981	2005	152,895	38,147	97.1%	97.1%	—	39,777	Von's Food & Drug
Rio Vista Town Center			CA	Riverside-San Bernardino	IP Dev	2005	88,760	88,760	50.4%	50.4%	—	43,887	Stater Bros.
Rona Plaza			CA	Orange County	1989	1999	51,754	51,754	98.1%	98.1%	—	37,194	Food 4 Less
San Leandro			CA	Oakland	1982	1999	50,432	50,432	100.0%	100.0%	38,250	38,250	(Safeway)
Santa Ana Downtown			CA	Orange County	1987	1999	100,306	100,306	100.0%	100.0%	—	37,972	Food 4 Less
Santa Maria Commons			CA	Santa Barbara	IP Dev	2005	117,363	117,363	75.7%	75.7%	—	—	Kohl’s
Seal Beach	JV-C	20%	CA	Orange County	IP Dev	2002	102,701	20,540	73.7%	73.7%	—	25,000	Safeway
Sequoia Station			CA	San Francisco	1996	1999	103,148	103,148	100.0%	100.0%	62,050	62,050	(Safeway)
Shops of Santa Barbara			CA	Santa Barbara	2004	2003	51,568	51,568	92.7%	92.7%	—	—	—
Shops of Santa Barbara Phase II			CA	Santa Barbara	IP Dev	2004	69,354	69,354	87.3%	87.3%	—	40,000	Whole Foods
Silverado Plaza	JV-M2	25%	CA	San Francisco	1974	2005	84,916	21,187	100.0%	100.0%	—	31,833	Nob Hill
Snell & Branham Plaza	JV-M2	25%	CA	San Jose	1988	2005	99,349	24,788	100.0%	100.0%	—	52,550	Safeway
Soquel Canyon Crossings			CA	Riverside-San Bernardino	IP Dev	2005	39,036	39,036	76.4%	76.4%	—	—	—
Stanford Ranch Village	JV-M2	25%	CA	Sacramento	1991	2005	89,874	22,424	100.0%	100.0%	—	45,540	Bel Air Market
Strawflower Village			CA	San Francisco	1985	1999	78,827	78,827	100.0%	100.0%	—	33,753	Safeway
Tassajara Crossing			CA	Oakland	1990	1999	146,188	146,188	100.0%	100.0%	—	56,496	Safeway
Twin Oaks Shopping Center	JV-M2	25%	CA	Los Angeles	1978	2005	98,399	24,551	100.0%	100.0%	—	40,775	Ralph’s
Twin Peaks			CA	San Diego	1988	1999	198,139	198,139	99.3%	99.3%	—	44,686	Albertson’s, Target
Valencia Crossroads			CA	Los Angeles	2003	2002	167,857	167,857	100.0%	100.0%	—	35,000	Whole Foods, Kohl’s
Ventura Village			CA	Ventura	1984	1999	76,070	76,070	97.9%	97.9%	—	42,500	Von’s Food & Drug
Vine at Castaic			CA	Los Angeles	IP Dev	2005	34,775	34,775	11.8%	11.8%	—	—	—
Vista Village Phase I			CA	San Diego	2003	2002	129,009	129,009	98.6%	98.6%	165,000	25,000	Sprout’s Markets, Krikorian Theaters, (Lowe’s)
Vista Village Phase II			CA	San Diego	2003	2002	55,000	55,000	100.0%	100.0%	—	—	—
West Park Plaza			CA	San Jose	1996	1999	88,103	88,103	100.0%	100.0%	—	24,712	Safeway
Westlake Village Plaza and Center			CA	Ventura	1975	1999	190,519	190,519	98.0%	98.0%	—	41,300	Von’s Food & Drug
Westridge			CA	Los Angeles	2003	2001	92,287	92,287	100.0%	100.0%	—	50,782	Albertson’s
Woodman Van Nuys			CA	Los Angeles	1992	1999	107,614	107,614	100.0%	100.0%	—	77,648	Gigante
Woodside Central			CA	San Francisco	1993	1999	80,591	80,591	100.0%	100.0%	113,000	—	(Target)
Ygnacio Plaza	JV-M2	25%	CA	Oakland	1968	2005	109,701	27,370	100.0%	100.0%	—	35,068	Albertson’s

			CA				8,914,058	6,237,156	94.4%	92.9%	1,001,905	2,778,760

Cherry Park Market	JV-M	25%	OR	Portland	1997	1999	113,518	28,380	91.9%	91.9%	—	55,164	Safeway
Greenway Town Center	JV-M2	25%	OR	Portland	1979	2005	93,101	23,229	100.0%	100.0%	—	37,500	Unified Western Grocers
Hillsboro Market Center	JV-M	25%	OR	Portland	2000	2000	148,051	37,013	98.1%	98.1%	—	57,370	Albertson’s
Murrayhill Marketplace			OR	Portland	1988	1999	149,215	149,215	95.2%	95.2%	—	41,132	Safeway
Sherwood Crossroads			OR	Portland	1999	1999	84,267	84,267	95.6%	95.6%	—	55,227	Safeway
Sherwood Market Center			OR	Portland	1995	1999	124,257	124,257	96.7%	96.7%	—	49,793	Albertson’s
Sunnyside 205			OR	Portland	1988	1999	52,710	52,710	100.0%	100.0%	—	—	—
Walker Center			OR	Portland	1987	1999	89,610	89,610	100.0%	100.0%	—	—	Sportmart

			OR				854,729	588,680	96.8%	96.9%	—	296,186

Aurora Marketplace	JV-M2	25%	WA	Seattle	1991	2005	106,921	26,677	100.0%	100.0%	—	48,893	Safeway
Cascade Plaza	JV-C	20%	WA	Seattle	1999	1999	211,072	42,214	99.4%	99.4%	—	49,440	Safeway
Eastgate Plaza	JV-M2	25%	WA	Seattle	1956	2005	78,230	19,518	100.0%	100.0%	—	28,775	Albertson's
Inglewood Plaza			WA	Seattle	1985	1999	17,253	17,253	100.0%	100.0%	—	—	—
James Center	JV-M	25%	WA	Tacoma	1999	1999	140,240	35,060	94.6%	94.6%	—	68,273	Fred Myer
Orchard Market Center			WA	Portland	2004	2002	51,959	51,959	100.0%	100.0%	—	—	—
Orchards Phase II			WA	Portland	IP Dev	2005	113,803	113,803	61.1%	61.1%	—	—	Wallace Theaters
Overlake Fashion Plaza	JV-M2	25%	WA	Seattle	1987	2005	80,555	20,098	100.0%	100.0%	230,300	—	(Sears)
Pine Lake Village			WA	Seattle	1989	1999	102,953	102,953	100.0%	100.0%	—	40,982	Quality Foods
Sammamish Highland			WA	Seattle	1992	1999	101,289	101,289	100.0%	100.0%	55,000	55,000	(Safeway)
Southcenter			WA	Seattle	1990	1999	58,282	58,282	100.0%	100.0%	111,900	—	(Target)
Thomas Lake			WA	Seattle	1998	1999	103,872	103,872	100.0%	100.0%	—	50,065	Albertson’s

			WA				1,166,429	692,979	95.5%	93.3%	397,200	341,428

Regional Totals							10,935,216	7,518,815	94.7%	93.3%	1,399,105	3,416,374

Southeast Region
Southgate Village Shopping Ctr	JV-M	25%	AL	Birmingham	1988	2001	75,092	18,773	100.0%	100.0%	—	46,733	Publix
Trace Crossing			AL	Birmingham	2002	2001	74,131	74,131	92.0%	92.0%	—	51,420	Publix
Valleydale Village Shop Center	JV-O	50%	AL	Birmingham	2003	2002	118,466	59,233	67.7%	67.7%	—	44,271	Publix

							267,689	152,137	83.5%	83.5%	—	142,424

Portfolio Summary Report By Region

March 31, 2006

Property Name	JV	REG’s Ownership %	State	MSA	Yr Const or Last Rnvtn	Year Acquired	JV’s at 100% GLA	REG’s pro-rata share GLA	JV’s at 100% % Leased	REG’s pro-rata share % Leased	Anchor- Owned GLA	Grocery Anchor GLA	Major Tenants(1)
Anastasia Plaza	JV-M	25%	FL	Jacksonville	1988	1993	102,342	25,586	98.8%	98.8%	—	48,555	Publix
Aventura Shopping Center			FL	Miami	1974	1994	102,876	102,876	89.5%	89.5%	—	35,908	Publix
Beneva Village Shops			FL	Sarasota	1987	1998	141,532	141,532	98.6%	98.6%	—	42,112	Publix
Berkshire Commons			FL	Naples	1992	1994	106,354	106,354	97.9%	97.9%	—	65,537	Publix
Bloomingdale			FL	Tampa	1987	1998	267,736	267,736	99.6%	99.6%	—	39,795	Publix, Wal-Mart, Bealls
Boynton Lakes Plaza			FL	West Palm Beach	1993	1997	130,924	130,924	99.4%	99.4%	—	56,000	Winn-Dixie
Carriage Gate			FL	Tallahassee	1978	1994	76,783	76,783	100.0%	100.0%	—	—	—
Chasewood Plaza			FL	West Palm Beach	1986	1993	155,603	155,603	100.0%	100.0%	—	54,420	Publix
Courtyard Shopping Center			FL	Jacksonville	1987	1993	137,256	137,256	100.0%	100.0%	62,771	62,771	(Albertson’s), Target
East Port Plaza			FL	Fort Pierce	1991	1997	235,842	235,842	62.0%	62.0%	—	42,112	Publix
East Towne Shopping Center			FL	Orlando	2003	2002	69,841	69,841	97.1%	97.1%	—	44,840	Publix
Five Points Plaza	JV-RC	25%	FL	Fort Lauderdale	2001	2005	44,647	11,162	89.9%	89.9%	—	27,887	Publix
Fleming Island			FL	Jacksonville	2000	1998	136,662	136,662	96.5%	96.5%	129,807	47,955	Publix, (Target)
Garden Square			FL	Miami	1991	1997	90,258	90,258	98.3%	98.3%	—	42,112	Publix
Grande Oak			FL	Ft Myers-Cape Coral	2000	2000	78,784	78,784	100.0%	100.0%	—	54,379	Publix
Highland Square	JV-M	25%	FL	Jacksonville	1999	1998	262,194	65,549	77.5%	77.5%	—	37,866	Publix
John’s Creek Shopping Center			FL	Jacksonville	2004	2003	89,921	89,921	100.0%	100.0%	—	44,840	Publix
Julington Village	JV-C	20%	FL	Jacksonville	1999	1999	81,820	16,364	100.0%	100.0%	—	51,420	Publix
Kings Crossing Sun City	JV-M	25%	FL	Tampa	1999	1999	75,020	18,755	100.0%	100.0%	—	51,420	Publix
Lynnhaven	JV-M	25%	FL	Panama City	2001	2001	63,871	15,968	100.0%	100.0%	—	44,271	Publix
Marketplace St Pete			FL	Tampa	1983	1995	90,296	90,296	98.2%	98.2%	—	36,464	Publix
Martin Downs Village Center			FL	Fort Pierce	1985	1993	121,946	121,946	99.1%	99.1%	—	—	—
Martin Downs Village Shoppes			FL	Fort Pierce	1998	1993	48,907	48,907	93.9%	93.9%	—	—	—
Millhopper			FL	Gainesville	1974	1993	84,065	84,065	100.0%	100.0%	—	37,244	Publix
Newberry Square			FL	Gainesville	1986	1994	180,524	180,524	95.8%	95.8%	—	39,795	Publix, K-Mart
Ocala Corners	JV-M	25%	FL	Tallahassee	2000	2000	86,772	21,693	96.6%	96.6%	—	61,171	Publix
Ocean Breeze			FL	Fort Pierce	1985	1993	108,209	108,209	85.3%	85.3%	—	36,464	Publix
Old St Augustine Plaza			FL	Jacksonville	1990	1996	232,459	232,459	100.0%	100.0%	—	51,832	Publix, Burlington Coat Factory, Hobby Lobby
Palm Harbor Shopping Village	JV-M	25%	FL	Daytona Beach	1991	1996	172,758	43,190	97.7%	97.7%	—	45,254	Publix
Peachland Promenade	JV-M	25%	FL	Punta Gorda	1991	1995	82,082	20,521	100.0%	100.0%	—	48,890	Publix
Pebblebrook Plaza	JV-M	25%	FL	Naples	2000	2000	76,767	19,192	100.0%	100.0%	—	61,166	Publix
Pine Tree Plaza			FL	Jacksonville	1999	1997	63,387	63,387	100.0%	100.0%	—	37,866	Publix
Plantation Plaza	JV-C2	20%	FL	Jacksonville	2004	2004	65,147	13,029	95.7%	95.7%	—	44,840	Publix
Plantation Plaza Phase II	JV-C2	20%	FL	Jacksonville	IP Dev	2004	12,600	2,520	88.9%	88.9%	—	—	—
Regency Court			FL	Jacksonville	1992	1997	218,649	218,649	98.1%	98.1%	—	—	Sports Authority
Regency Square Brandon			FL	Tampa	1986	1993	345,151	345,151	99.5%	99.5%	66,000	—	AMC Theater, Michaels, (Best Buy)
Regency Village	JV-O	50%	FL	Orlando	2002	2000	83,170	41,585	94.2%	94.2%	—	54,379	Publix
Shoppes @ 104	JV-M	25%	FL	Miami	1990	1998	108,192	27,048	100.0%	100.0%	—	46,368	Winn-Dixie
Shoppes at Bartram Park	JV-O	50%	FL	Jacksonville	2004	2005	65,065	32,533	100.0%	100.0%	—	44,840	Publix
Shoppes at Bartram Park - Phase II	JV-O	50%	FL	Jacksonville	IP Dev	2005	28,345	14,173	55.7%	55.7%	—	—	—
Shoppes at Bartram Park - Phase III	JV-O	50%	FL	Jacksonville	IP Dev	2005	12,002	6,001	0.0%	0.0%	—	—	—
Shops at John’s Creek			FL	Jacksonville	IP Dev	2003	15,490	15,490	62.4%	62.4%	—	—	—
Shops of San Marco	JV-O	50%	FL	West Palm Beach	2002	2002	96,408	48,204	94.9%	94.9%	—	44,271	Publix
Starke			FL	Jacksonville	2000	2000	12,739	12,739	100.0%	100.0%	—	—	—
Town Center at Martin Downs			FL	Fort Pierce	1996	1996	64,546	64,546	97.8%	97.8%	—	56,146	Publix
Town Square			FL	Tampa	1999	1997	44,380	44,380	100.0%	100.0%	—	—	—
Village Center 6			FL	Tampa	1993	1995	181,110	181,110	97.3%	97.3%	—	36,434	Publix
Village Commons Shopping Center	JV-M2	25%	FL	West Palm Beach	1986	2005	169,053	42,179	97.8%	97.8%	—	39,975	Publix
Vineyard Shopping Center			FL	Tallahassee	2002	2001	62,821	62,821	91.4%	91.4%	—	44,271	Publix
Welleby			FL	Fort Lauderdale	1982	1996	109,949	109,949	99.5%	99.5%	—	46,779	Publix
Wellington Town Square			FL	West Palm Beach	1982	1996	107,325	107,325	100.0%	100.0%	—	44,840	Publix
Willa Springs Shopping Center			FL	Orlando	2000	2000	89,930	89,930	99.5%	99.5%	—	44,271	Publix

			FL				5,690,510	4,487,503	95.0%	95.4%	258,578	1,897,760

Ashford Place			GA	Atlanta	1993	1997	53,450	53,450	100.0%	100.0%	—	—	—
Bethesda Walk	JV-M	25%	GA	Atlanta	2003	2004	68,271	17,068	90.6%	90.6%	—	44,271	Publix
Briarcliff La Vista			GA	Atlanta	1962	1997	39,203	39,203	100.0%	100.0%	—	—	—
Briarcliff Village			GA	Atlanta	1990	1997	187,156	187,156	98.3%	98.3%	—	43,454	Publix
Brookwood Village	JV-M	25%	GA	Atlanta	2000	2004	28,774	7,194	97.9%	97.9%	—	—	—
Buckhead Court			GA	Atlanta	1984	1997	58,130	58,130	83.2%	83.2%	—	—	—
Buckhead Crossing	JV-M	25%	GA	Atlanta	1989	2004	221,874	55,469	96.2%	96.2%	—	—	—
Cambridge Square Shopping Ctr			GA	Atlanta	1979	1996	71,475	71,475	98.2%	98.2%	—	40,852	Kroger

Portfolio Summary Report By Region

March 31, 2006

Property Name	JV	REG’s Ownership %	State	MSA	Yr Const or Last Rnvtn	Year Acquired	JV’s at 100% GLA	REG’s pro-rata share GLA	JV’s at 100% % Leased	REG’s pro-rata share % Leased	Anchor- Owned GLA	Grocery Anchor GLA	Major Tenants(1)
Chapel Hill			GA	Atlanta	IP Dev	2005	55,400	55,400	0.0%	0.0%	88,713	—	(Kohl’s)
Cobb Center	JV-M	25%	GA	Atlanta	1996	2004	69,547	17,387	97.8%	97.8%	191,006	56,146	Publix, (Rich’s Department Store)
Coweta Crossing	JV-M	25%	GA	Atlanta	1994	2004	68,489	17,122	98.1%	98.1%	—	56,077	Publix
Cromwell Square			GA	Atlanta	1990	1997	70,283	70,283	91.5%	91.5%	—	—	—
Delk Spectrum			GA	Atlanta	1991	1998	100,539	100,539	100.0%	100.0%	—	45,044	Publix
Dunwoody Hall			GA	Atlanta	1986	1997	89,351	89,351	100.0%	100.0%	—	44,271	Publix
Dunwoody Village			GA	Atlanta	1975	1997	120,598	120,598	95.1%	95.1%	—	18,400	Fresh Market
Howell Mill Village	JV-M	25%	GA	Atlanta	1984	2004	97,990	24,498	96.0%	96.0%	—	31,000	Publix
Lindbergh Crossing	JV-M	25%	GA	Atlanta	1998	2004	27,059	6,765	100.0%	100.0%	—	—	—
Loehmanns Plaza Georgia			GA	Atlanta	1986	1997	137,601	137,601	76.4%	76.4%	—	—	—
Northlake Promenade	JV-M	25%	GA	Atlanta	1986	2004	25,394	6,349	90.7%	90.7%	—	—	—
Orchard Square	JV-M	25%	GA	Atlanta	1987	1995	93,222	23,306	98.3%	98.3%	—	44,271	Publix
Paces Ferry Plaza			GA	Atlanta	1987	1997	61,696	61,696	93.5%	93.5%	—	—	—
Peachtree Parkway Plaza	JV-M	25%	GA	Atlanta	2001	2004	95,509	23,877	94.0%	94.0%	—	—	—
Powers Ferry Kroger	JV-M	25%	GA	Atlanta	1983	2004	45,528	11,382	100.0%	100.0%	—	45,528	Kroger
Powers Ferry Square			GA	Atlanta	1987	1997	97,708	97,708	100.0%	100.0%	—	—	—
Powers Ferry Village			GA	Atlanta	1994	1997	78,996	78,996	99.9%	99.9%	—	47,955	Publix
Rivermont Station			GA	Atlanta	1996	1997	90,267	90,267	100.0%	100.0%	—	58,261	Kroger
Rose Creek	JV-M	25%	GA	Atlanta	1993	2004	69,790	17,448	96.7%	96.7%	—	56,077	Publix
Roswell Crossing	JV-M	25%	GA	Atlanta	1999	2004	201,979	50,495	95.4%	95.4%	—	—	Pike Nursery
Russell Ridge			GA	Atlanta	1995	1994	98,559	98,559	96.6%	96.6%	—	63,296	Kroger
Thomas Crossroads	JV-M	25%	GA	Atlanta	1995	2004	84,928	21,232	97.9%	97.9%	—	54,498	Kroger
Trowbridge Crossing	JV-M	25%	GA	Atlanta	1998	2004	62,558	15,640	100.0%	100.0%	—	37,888	Publix
Woodstock Crossing	JV-M	25%	GA	Atlanta	1994	2004	66,122	16,531	100.0%	100.0%	—	54,322	Kroger

			GA				2,737,446	1,742,171	93.9%	92.4%	279,719	841,611

Bent Tree Plaza	JV-M	25%	NC	Raleigh	1994	1998	79,503	19,876	98.5%	98.5%	—	54,153	Kroger
Cameron Village	JV-CCV	30%	NC	Raleigh	1949	2004	635,918	190,775	89.3%	89.3%	—	79,830	Harris Teeter, Fresh Market
Carmel Commons			NC	Charlotte	1979	1997	132,651	132,651	90.0%	90.0%	—	14,300	Fresh Market
Fuquay Crossing	JV-RC	25%	NC	Raleigh	2002	2004	124,774	31,194	95.4%	95.4%	—	46,478	Kroger
Garner			NC	Raleigh	1998	1998	221,776	221,776	98.3%	98.3%	273,000	57,590	Kroger, (Home Depot), (Target)
Glenwood Village			NC	Raleigh	1983	1997	42,864	42,864	90.5%	90.5%	—	27,764	Harris Teeter
Greystone Village	JV-M	25%	NC	Raleigh	1986	2004	85,665	21,416	100.0%	100.0%	—	35,700	Food Lion
Jetton Village	JV-RC	25%	NC	Charlotte	1998	2005	70,097	17,524	81.5%	81.5%	—	46,760	Harris Teeter
Kernersville Plaza			NC	Greensboro	1997	1998	72,590	72,590	98.3%	98.3%	—	57,590	Harris Teeter
Lake Pine Plaza			NC	Raleigh	1997	1998	87,691	87,691	95.2%	95.2%	—	57,590	Kroger
Maynard Crossing			NC	Raleigh	1997	1998	122,782	122,782	97.6%	97.6%	—	55,973	Kroger
Shoppes of Kildaire	JV-M2	25%	NC	Raleigh	1986	2005	148,204	36,977	55.9%	55.9%	—	—	—
Southpoint Crossing			NC	Raleigh	1998	1998	103,128	103,128	98.6%	98.6%	—	59,160	Kroger
Woodcroft Shopping Center			NC	Raleigh	1984	1996	89,833	89,833	100.0%	100.0%	—	40,832	Food Lion

			NC				2,017,476	1,191,077	90.9%	93.9%	273,000	633,720

Fairview Market	JV-M	25%	SC	Greenville	1998	2004	53,888	13,472	90.8%	90.8%	—	37,888	Publix
Merchants Village	JV-M	25%	SC	Charleston	1997	1997	79,724	19,931	100.0%	100.0%	—	37,888	Publix
Murray Landing			SC	Columbia	2003	2002	64,359	64,359	95.6%	95.6%	—	44,840	Publix
North Pointe	JV-M	25%	SC	Columbia	1996	2004	64,257	16,064	100.0%	100.0%	—	47,955	Publix
Pelham Commons			SC	Greenville	2003	2002	76,541	76,541	87.4%	87.4%	—	44,271	Publix
Poplar Springs	JV-M	25%	SC	Greenville	1995	2004	64,038	16,010	98.2%	98.2%	—	47,955	Publix
Queensborough	JV-O	50%	SC	Charleston	1993	1998	82,333	41,167	100.0%	100.0%	—	65,796	Publix
Rosewood Shopping Center	JV-M	25%	SC	Columbia	2001	2001	36,887	9,222	94.3%	94.3%	—	27,887	Publix

			SC				522,027	256,765	96.0%	94.4%	—	354,480

Dickson TN			TN	None	1998	1998	10,908	10,908	100.0%	100.0%	—	—	—
Harding Place			TN	Nashville	2004	2004	204,899	204,899	99.1%	99.1%	—	—	Wal-Mart
Harpeth Village Fieldstone			TN	Nashville	1998	1997	70,091	70,091	100.0%	100.0%	—	55,377	Publix
Nashboro			TN	Nashville	1998	1998	86,811	86,811	94.9%	94.9%	—	61,224	Kroger
Northlake Village I & II			TN	Nashville	1988	2000	141,685	141,685	95.8%	95.8%	—	64,537	Kroger
Peartree Village			TN	Nashville	1997	1997	109,904	109,904	100.0%	100.0%	—	60,647	Harris Teeter

			TN				624,298	624,298	98.1%	98.1%	—	241,785

Regional Totals							11,859,446	8,453,951	94.0%	94.5%	811,297	4,111,780

Southwest Region
Anthem Marketplace			AZ	Phoenix	2000	2003	113,292	113,292	98.8%	98.8%	—	55,256	Safeway
Palm Valley Marketplace	JV-C	20%	AZ	Phoenix	1999	2001	107,647	21,529	100.0%	100.0%	—	55,403	Safeway
Pima Crossing			AZ	Phoenix	1996	1999	239,438	239,438	100.0%	100.0%	—	—	Chez Antiques

Portfolio Summary Report By Region

March 31, 2006

Property Name	JV	REG’s Ownership %	State	MSA	Yr Const or Last Rnvtn	Year Acquired	JV’s at 100% GLA	REG’s pro-rata share GLA	JV’s at 100% % Leased	REG’s pro-rata share % Leased	Anchor- Owned GLA	Grocery Anchor GLA	Major Tenants(1)
Shops at Anthem			AZ	Phoenix	2000	2003	35,710	35,710	86.2%	86.2%	—	—	—
			AZ				496,087	409,969	98.7%	98.5%	—	110,659
Applewood Shopping Center	JV-M2	25%	CO	Denver	1956	2005	375,622	93,718	95.0%	95.0%	—	71,074	King Soopers, Wal-Mart
Arapahoe Village	JV-M2	25%	CO	Boulder	1957	2005	159,237	39,730	92.2%	92.2%	—	43,500	Safeway
Belleview Square			CO	Denver	1978	2004	117,085	117,085	99.0%	99.0%	—	65,104	King Soopers
Boulevard Center			CO	Denver	1986	1999	88,512	88,512	96.3%	96.3%	52,700	52,700	(Safeway)
Buckley Square			CO	Denver	1978	1999	111,146	111,146	97.7%	97.7%	—	62,400	King Soopers
Centerplace of Greeley	JV-M	25%	CO	Greeley	2003	2002	148,575	37,144	97.0%	97.0%	125,000	58,374	Safeway, (Target)
Cherrywood Square	JV-M2	25%	CO	Denver	1978	2005	86,161	21,497	94.5%	94.5%	—	51,640	King Soopers
Cheyenne Meadows	JV-M	25%	CO	Colorado Springs	1998	1998	89,893	22,473	100.0%	100.0%	—	69,913	King Soopers
Crossroads Commons	JV-C	20%	CO	Boulder	1986	2001	144,288	28,858	91.8%	91.8%	—	40,846	Whole Foods
Falcon Marketplace			CO	Colorado Springs	IP Dev	2005	22,920	22,920	0.0%	0.0%	184,305	50,000	(Wal-Mart)
Fort Collins Center			CO	Fort Collins-Loveland	IP Dev	2005	99,359	99,359	0.0%	0.0%	—	—	JC Penney
Hilltop Village	JV-M3	25%	CO	Denver	2003	2002	100,028	25,007	93.2%	93.2%	—	66,000	King Soopers
Leetsdale Marketplace			CO	Denver	1993	1999	119,916	119,916	92.7%	92.7%	—	62,600	Safeway
Littleton Square			CO	Denver	1997	1999	94,257	94,257	100.0%	100.0%	—	49,751	King Soopers
Lloyd King Center			CO	Denver	1998	1998	83,326	83,326	98.4%	98.4%	—	61,040	King Soopers
Longmont Center			CO	Boulder	IP Dev	2005	97,990	97,990	100.0%	100.0%	—	—	JC Penney
Loveland Shopping Center			CO	Fort Collins-Loveland	IP Dev	2005	97,930	97,930	0.0%	0.0%	—	—	Murdoch’s Ranch
Monument Jackson Creek			CO	Colorado Springs	1999	1998	85,263	85,263	100.0%	100.0%	—	69,913	King Soopers
New Windsor Marketplace			CO	Greeley	2003	2002	95,877	95,877	94.2%	94.2%	—	66,507	King Soopers
Ralston Square Shopping Center	JV-M2	25%	CO	Denver	1977	2005	82,750	20,646	100.0%	100.0%	—	55,311	King Soopers
Stroh Ranch			CO	Denver	1998	1998	93,436	93,436	98.5%	98.5%	—	69,719	King Soopers
Woodmen Plaza			CO	Colorado Springs	1998	1998	116,233	116,233	90.8%	90.8%	—	69,716	King Soopers

			CO				2,509,804	1,612,322	91.4%	89.5%	362,005	1,136,108

Anthem Highland Shopping Center			NV	Las Vegas	IP Dev	2004	119,313	119,313	79.3%	79.3%	—	53,963	Albertson’s

			NV				119,313	119,313	79.3%	79.3%	—	53,963

Alden Bridge			TX	Houston	1998	2002	138,953	138,953	96.8%	96.8%	—	67,768	Kroger
Atascocita Center			TX	Houston	2003	2002	97,240	97,240	80.9%	80.9%	—	62,680	Kroger
Bethany Park Place			TX	Dallas	1998	1998	74,066	74,066	91.7%	91.7%	—	58,374	Kroger
Casa Linda Plaza			TX	Dallas	1997	1999	324,640	324,640	82.2%	82.2%	—	59,561	Albertson’s
Cochran’s Crossing			TX	Houston	1994	2002	138,192	138,192	94.5%	94.5%	—	63,449	Kroger
Cooper Street			TX	Fort Worth	1992	1999	133,196	133,196	98.5%	98.5%	102,950	—	(Home Depot)
First Colony Marketplace	JV-M2	25%	TX	Houston	1993	2005	111,675	27,863	97.3%	97.3%	—	68,150	Randall’s Food
Fort Bend Center			TX	Houston	2000	2000	30,166	30,166	83.6%	83.6%	67,106	67,106	(Kroger)
Hancock			TX	Austin	1998	1999	410,438	410,438	98.1%	98.1%	—	90,217	H.E.B., Sears
Hebron Park	JV-M	25%	TX	Dallas	1999	1999	46,800	11,700	100.0%	100.0%	62,322	62,322	(Albertson’s)
Hillcrest Village			TX	Dallas	1991	1999	14,530	14,530	100.0%	100.0%	—	—	—
Highland Village			TX	Dallas	IP Dev	2005	352,689	352,689	7.7%	7.7%	—	—	AMC Theater, Barnes & Noble
Indian Springs Center	JV-O	50%	TX	Houston	2003	2002	136,625	68,313	100.0%	100.0%	—	79,000	H.E.B.
Keller Town Center			TX	Fort Worth	1999	1999	114,937	114,937	96.3%	96.3%	—	63,631	Tom Thumb
Kleinwood Center			TX	Houston	2003	2002	155,463	155,463	87.9%	87.9%	—	78,348	H.E.B.
Kleinwood Center II			TX	Houston	IP Dev	2005	45,001	45,001	100.0%	100.0%	—	—	LA Fitness
Lebanon/Legacy Center			TX	Dallas	2002	2000	56,674	56,674	97.5%	97.5%	62,804	62,804	(Albertson’s)
Main Street Center			TX	Dallas	2002	2002	42,754	42,754	83.2%	83.2%	62,322	62,322	(Albertson’s)
Market at Preston Forest			TX	Dallas	1990	1999	91,624	91,624	100.0%	100.0%	—	51,818	Tom Thumb
Market at Round Rock			TX	Austin	1987	1999	123,046	123,046	93.8%	93.8%	—	63,800	Albertson’s
Memorial Collection Shopping Center	JV-M2	25%	TX	Houston	1974	2005	103,330	25,781	100.0%	100.0%	—	53,993	Randall’s Food
Mockingbird Common			TX	Dallas	1987	1999	120,321	120,321	89.6%	89.6%	—	48,525	Tom Thumb
North Hills			TX	Austin	1995	1999	144,019	144,019	97.1%	97.1%	—	60,465	H.E.B.
Panther Creek			TX	Houston	1994	2002	165,560	165,560	100.0%	100.0%	—	65,800	Randall’s Food
Preston Park			TX	Dallas	1985	1999	273,396	273,396	81.4%	81.4%	—	52,688	Tom Thumb
Prestonbrook			TX	Dallas	1998	1998	91,274	91,274	97.0%	97.0%	—	63,373	Kroger
Prestonwood Park			TX	Dallas	1999	1999	101,167	101,167	71.5%	71.5%	62,322	62,322	(Albertson’s)
Rockwall Town Center			TX	Dallas	IP Dev	2002	46,409	46,409	39.9%	39.9%	57,017	57,017	(Kroger)
Shiloh Springs			TX	Dallas	1998	1998	110,040	110,040	100.0%	100.0%	—	60,932	Kroger
Signature Plaza			TX	Dallas	2004	2003	32,415	32,415	93.3%	93.3%	61,962	61,962	(Kroger)
South Shore			TX	Houston	IP Dev	2005	27,923	27,923	16.5%	16.5%	81,470	81,470	(Kroger)
Spring West Center			TX	Houston	IP Dev	2003	144,060	144,060	79.7%	79.7%	—	109,121	H.E.B.
Sterling Ridge			TX	Houston	2000	2002	128,643	128,643	100.0%	100.0%	—	63,373	Kroger
Sweetwater Plaza	JV-C	20%	TX	Houston	2000	2001	134,045	26,809	96.9%	96.9%	—	65,241	Kroger

Portfolio Summary Report By Region

March 31, 2006

Property Name	JV	REG’s Ownership %	State	MSA	Yr Const or Last Rnvtn	Year Acquired	JV’s at 100% GLA	REG’s pro-rata share GLA	JV’s at 100% % Leased	REG’s pro-rata share % Leased	Anchor- Owned GLA	Grocery Anchor GLA	Major Tenants(1)
Trophy Club			TX	Fort Worth	1999	1999	106,507	106,507	85.6%	85.6%	—	63,654	Tom Thumb
Valley Ranch Centre			TX	Dallas	1997	1999	117,187	117,187	86.8%	86.8%	—	55,750	Tom Thumb
Weslayan Plaza East	JV-M2	25%	TX	Houston	1969	2005	174,192	43,461	100.0%	100.0%	—	—	—
Weslayan Plaza West	JV-M2	25%	TX	Houston	1969	2005	185,069	46,175	91.8%	91.8%	—	51,960	Randall’s Food
Westheimer Marketplace	JV-M2	25%	TX	Houston	1993	2005	135,936	33,916	81.2%	81.2%	—	68,150	Randall’s Food (Dark)
Woodway Collection	JV-M2	25%	TX	Houston	1974	2005	111,005	27,696	94.2%	94.2%	—	56,596	Randall’s Food

			TX				5,091,207	4,264,243	85.4%	83.6%	620,275	2,263,742

Regional Totals							8,216,411	6,405,847	88.0%	85.9%	982,280	3,564,472

Regency Centers Total							45,760,829	29,616,218	91.9%	90.1%	4,641,979	16,546,773

(1)	Major Tenants are the grocer anchor and any tenant over 40,000 sq. ft. Tenants in parenthesis own their own GLA.

JV-C:	Joint Venture with Oregon
JV-C2:	Joint Venture with Oregon
JV-CCV:	Joint Venture with Oregon
JV-RC:	Joint Venture with CalSTRS
JV-M:	Joint Venture with Macquarie
JV-MD:	Joint Venture with Macquarie
JV-M2:	Joint Venture with Macquarie
JV-M3:	Joint Venture with Macquarie
JV-O:	Other, single property joint venture

Significant Tenant Rents - Wholly-Owned and Regency’s Pro-Rata Share of Joint Ventures

March 31, 2006

Tenant	Tenant GLA(1)	% of Company- Owned GLA (1)	Total Annualized Base Rent(2)	% of Total Annualized Base Rent(2)	# of Leased Stores	# of Leased Stores in JV
Kroger	2,918,797	9.86%	$27,085,396	7.21%	63	19
Safeway	1,756,931	5.93%	16,198,258	4.31%	62	36
Publix	1,808,681	6.11%	15,467,545	4.12%	61	30
Albertsons	906,218	3.06%	8,876,971	2.36%	24	11
Blockbuster Video	356,179	1.20%	7,318,574	1.95%	94	41
H.E.B.	380,228	1.28%	4,497,612	1.20%	5	1
SuperValu	335,395	1.13%	3,768,695	1.00%	13	10
Harris Teeter	289,607	0.98%	3,610,686	0.96%	7	2
Walgreens	196,874	0.66%	3,263,387	0.87%	20	7
Washington Mutual Bank	108,514	0.37%	2,931,296	0.78%	43	14
Sears Holding	476,025	1.61%	2,802,464	0.75%	18	10
Starbucks	92,753	0.31%	2,732,136	0.73%	84	34
CVS	185,815	0.63%	2,678,507	0.71%	32	18
Hallmark	167,791	0.57%	2,678,001	0.71%	63	33
Petco	149,763	0.51%	2,470,746	0.66%	18	9
TJX Companies	303,964	1.03%	2,461,164	0.66%	21	13
Hollywood Video	117,070	0.40%	2,452,722	0.65%	34	18
Subway	90,631	0.31%	2,351,500	0.63%	109	54
The UPS Store	99,295	0.34%	2,251,893	0.60%	108	49
Long’s Drugs	220,936	0.75%	2,239,023	0.60%	15	7

Fuel Pad base rent (below) is included in the respective grocer’s annualized base rent above.

Grocer fuel pads on ground leases	Annualized Base Rent(2)
Safeway Total	$145,404
Albertsons Total	10,000
Kroger Total	40,900

GLA owned and occupied by the anchor not included above:		# of Tenant-Owned Stores	# of Stores including Tenant- Owned
Albertsons	292,184	7	31
Safeway	314,000	7	69
Kroger	283,523	5	68
Sears Holding	57,435	1	19

	947,142	1	4

(1)	GLA includes only Regency’s pro-rata share of GLA in unconsolidated joint ventures.

(2)	Annualized Base Rent includes only Regency’s pro-rata share of rent from unconsolidated joint ventures.

Significant Tenant Rents - Wholly-Owned and 100% of Joint Ventures

March 31, 2006

Tenant	Tenant GLA(1)	% of Company- Owned GLA (1)	Total Annualized Base Rent(2)	% of Total Annualized Base Rent(2)	# of Leased Stores	# of Leased Stores in JV
Kroger	3,724,876	8.14%	$33,109,902	5.56%	63	19
Safeway	3,316,199	7.25%	32,239,364	5.41%	62	36
Publix	2,791,356	6.10%	24,000,128	4.03%	61	30
Albertsons	1,340,115	2.93%	12,989,134	2.18%	24	11
Blockbuster Video	526,472	1.15%	10,865,061	1.82%	94	41
SuperValu	740,309	1.62%	8,018,944	1.35%	13	10
TJX Companies	570,027	1.25%	5,181,910	0.87%	21	13
CVS	322,433	0.70%	5,166,996	0.87%	32	18
H.E.B.	419,728	0.92%	5,047,612	0.85%	5	1
Ross Dress For Less	376,700	0.82%	4,830,168	0.81%	13	11
Harris Teeter	368,777	0.81%	4,457,593	0.75%	7	2
Walgreens	264,167	0.58%	4,361,213	0.73%	20	7
Petco	249,990	0.55%	4,321,392	0.73%	18	9
Hallmark	275,028	0.60%	4,313,921	0.72%	63	33
Hollywood Video	203,889	0.45%	4,206,127	0.71%	34	18
Sears Holding	646,475	1.41%	4,196,312	0.70%	18	10
Washington Mutual Bank	149,828	0.33%	4,058,901	0.68%	43	14
Starbucks	134,380	0.29%	3,995,836	0.67%	84	34
Subway	146,747	0.32%	3,666,810	0.62%	109	54
Long’s Drugs	340,948	0.75%	3,653,225	0.61%	15	7
Ahold	482,471	1.05%	3,576,015	0.60%	11	8
The UPS Store	150,260	0.33%	3,369,497	0.57%	108	49

Fuel Pad base rent (below) is included in the respective grocer’s annualized base rent above.

Grocer fuel pads on ground leases	Annualized Base Rent(2)
Safeway Total	$412,494
Albertsons Total	39,999
Kroger Total	73,599

GLA owned and occupied by the anchor not included above:		# of Tenant-Owned Stores	# of Stores including Tenant- Owned
Albertsons	418,158	7	31
Safeway	364,000	7	69
Kroger	331,555	5	68
Sears Holding	230,200	1	19

	1,343,913

(1)	GLA includes 100% of the GLA in unconsolidated joint ventures.

(2)	Total Annualized Base Rent includes 100% of the base rent in unconsolidated joint ventures.

Tenant Lease Expirations

March 31, 2006

All Tenants		Regency’s Pro-Rata Share				JV’s at 100%
Lease Expiration Year	Pro-Rata Expiring GLA	Percent of Pro-Rata Expiring GLA	Pro-Rata In-Place Minimum Rent Under Expiring Leases	Percent of Expiring Pro-Rata Minimum Rent(2)	Pro-rata Expiring A.B.R	Expiring GLA at 100%	Percent of Expiring GLA	In-Place Minimum Rent Under Expiring Leases at 100%	Percent of Expiring Minimum Rent(2)
(1)	353,671	1.4%	$5,416,842	1.5%	$15.32	631,375	1.6%	$8,622,938	1.5%
2006	1,312,459	5.3%	21,751,252	5.9%	$16.57	1,953,211	4.9%	33,528,821	5.7%
2007	2,763,225	11.1%	46,239,050	12.5%	$16.73	4,560,553	11.4%	75,048,042	12.8%
2008	2,648,060	10.6%	44,308,480	12.0%	$16.73	4,386,939	10.9%	70,222,316	11.9%
2009	2,617,354	10.5%	45,224,544	12.2%	$17.28	4,244,982	10.6%	71,516,280	12.2%
2010	2,445,703	9.8%	43,388,988	11.7%	$17.74	3,821,379	9.5%	65,424,055	11.1%
2011	1,999,725	8.0%	29,444,558	8.0%	$14.72	3,101,006	7.7%	46,738,151	7.9%
2012	1,078,978	4.3%	15,159,146	4.1%	$14.05	1,924,956	4.8%	28,553,129	4.9%
2013	760,724	3.0%	11,714,485	3.2%	$15.40	1,547,304	3.9%	21,610,698	3.7%
2014	757,233	3.0%	10,787,893	2.9%	$14.25	1,408,368	3.5%	19,330,091	3.3%
2015	726,395	2.9%	11,593,280	3.1%	$15.96	1,471,305	3.7%	21,808,498	3.7%

10 Year Total	17,463,528	69.9%	285,028,517	77.2%	$16.32	29,051,378	72.3%	462,403,019	78.6%

Thereafter	7,522,783	30.1%	84,414,203	22.8%	$11.22	11,106,832	27.7%	125,561,327	21.4%

	24,986,311	100.0%	$369,442,720	100.0%	$14.79	40,158,210	100.0%	$587,964,346	100.0%

Anchor Tenants		Regency’s Pro-Rata Share				JV’s at 100%
Lease Expiration Year	Pro-Rata Expiring GLA	Percent of Pro-Rata Expiring GLA	Pro-Rata In-Place Minimum Rent Under Expiring Leases	Percent of Expiring Pro-Rata Minimum Rent(2)	Pro-rata Expiring A.B.R	Expiring GLA at 100%	Percent of Expiring GLA	In-Place Minimum Rent Under Expiring Leases at 100%	Percent of Expiring Minimum Rent(2)
(1)	23,692	0.2%	$68,862	0.1%	$2.91	94,959	0.5%	$276,000	0.1%
2006	333,416	2.6%	2,465,555	2.0%	$7.39	382,184	1.8%	2,952,569	1.5%
2007	709,855	5.5%	5,366,867	4.5%	$7.56	1,235,007	5.9%	9,544,670	4.9%
2008	655,573	5.1%	4,416,009	3.7%	$6.74	1,243,512	6.0%	8,919,599	4.6%
2009	748,279	5.8%	6,699,343	5.6%	$8.95	1,246,472	6.0%	11,538,829	5.9%
2010	724,811	5.6%	5,989,630	5.0%	$8.26	1,172,637	5.6%	9,234,381	4.8%
2011	918,911	7.1%	7,133,035	5.9%	$7.76	1,357,119	6.5%	11,442,459	5.9%
2012	685,867	5.3%	6,768,417	5.6%	$9.87	1,175,829	5.7%	12,251,445	6.3%
2013	356,282	2.7%	3,119,095	2.6%	$8.75	868,304	4.2%	7,293,881	3.8%
2014	426,455	3.3%	3,646,639	3.0%	$8.55	842,546	4.0%	7,374,077	3.8%
2015	432,022	3.3%	4,531,012	3.8%	$10.49	989,874	4.8%	10,171,889	5.2%

10 Year Total	6,015,162	46.3%	50,204,464	41.7%	$8.35	10,608,443	51.0%	90,999,799	46.8%

Thereafter	6,963,598	53.7%	70,096,060	58.3%	$10.07	10,197,733	49.0%	103,301,294	53.2%

	12,978,760	100.0%	$120,300,525	100.0%	$9.27	20,806,176	100.0%	$194,301,093	100.0%

Reflects In Place Leases as of March 31, 2006, Assuming That No Tenants Exercise Renewal Options

(1)	Leases currently under month to month lease or in process of renewal.

(2)	Total Minimum Rent includes base rent for all properties, but excludes additional rent such as percentage rent, common area maintenance, real estate taxes, and insurance reimbursements.

Tenant Lease Expirations

March 31, 2006

Inline Tenants		Regency’s Pro-Rata Share				JV’s at 100%
Lease Expiration Year	Pro-Rata Expiring GLA	Percent of Pro-Rata Expiring GLA	Pro-Rata In-Place Minimum Rent Under Expiring Leases	Percent of Expiring Pro-Rata Minimum Rent(2)	Pro-rata Expiring A.B.R	Expiring GLA at 100%	Percent of Expiring GLA	In-Place Minimum Rent Under Expiring Leases at 100%	Percent of Expiring Minimum Rent(2)
(1)	329,979	2.7%	$5,347,980	2.1%	$16.21	536,416	2.8%	$8,346,938	2.1%
2006	979,044	8.2%	19,285,697	7.7%	$19.70	1,571,027	8.1%	30,576,252	7.8%
2007	2,053,370	17.1%	40,872,183	16.4%	$19.90	3,325,546	17.2%	65,503,372	16.6%
2008	1,992,487	16.6%	39,892,472	16.0%	$20.02	3,143,427	16.2%	61,302,717	15.6%
2009	1,869,075	15.6%	38,525,200	15.5%	$20.61	2,998,510	15.5%	59,977,451	15.2%
2010	1,720,892	14.3%	37,399,358	15.0%	$21.73	2,648,742	13.7%	56,189,674	14.3%
2011	1,080,814	9.0%	22,311,522	9.0%	$20.64	1,743,887	9.0%	35,295,692	9.0%
2012	393,112	3.3%	8,390,729	3.4%	$21.34	749,127	3.9%	16,301,684	4.1%
2013	404,443	3.4%	8,595,390	3.4%	$21.25	679,000	3.5%	14,316,817	3.6%
2014	330,778	2.8%	7,141,254	2.9%	$21.59	565,822	2.9%	11,956,014	3.0%
2015	294,373	2.5%	7,062,267	2.8%	$23.99	481,431	2.5%	11,636,609	3.0%

10 Year Total	11,448,366	95.3%	234,824,053	94.3%	$20.51	18,442,935	95.3%	371,403,220	94.3%

Thereafter	559,184	4.7%	14,318,142	5.7%	$25.61	909,099	4.7%	22,260,033	5.7%

	12,007,550	100.0%	$249,142,195	100.0%	$20.75	19,352,034	100.0%	$393,663,253	100.0%

Reflects In Place Leases as of March 31, 2006, Assuming That No Tenants Exercise Renewal Options

(1)	Leases currently under month to month lease or in process of renewal.

(2)	Total Minimum Rent includes base rent for all properties, but excludes additional rent such as percentage rent, common area maintenance, real estate taxes, and insurance reimbursements.

Earnings and Valuation Guidance

March 31, 2006

	Annual		Quarterly
($000s except per share numbers)	2005A	2006E	1Q06A	2Q06E	3Q06E	4Q06E
FFO / Share before impairment and preferred redemption charges (for actuals please see related press release)		$3.78 - $3.86		$0.84 - $0.89
Impairment charges		—		—
Preferred unit redemption charges		—		—
FFO / Share (for actuals please see related press release)		$3.78 - $3.86		$0.84 - $0.89
Operating Portfolio — Wholly-owned and Regency’s pro-rata share of joint ventures
Occupancy	95.2%	95.2%	95.1%
Same store growth	3.1%	3.0% - 3.5%	3.8%
Rental rate growth	10.6%	6% - 10%	10.6%
Percentage Rent — Consolidated Only	$4,582	$3,500 - $4,000	$450
Recovery Rate — Consolidated Only	80.6%	79% - 81%	82.8%

Investment Activity
Acquisitions - consolidated	$0	$63,100	$0	$63,100
Cap rate		6.2%		6.2%
Acquisitions - unconsolidated (gross $)	$2,791,205	$100,000 - $200,000	$25,950
Cap rate	6.2%	6.0% - 6.5%	6.3%
REG % ownership	35%	25%	25%
Dispositions - op. properties (REG Pro-Rata)	$138,300	$400,000 - $500,000	$350,998
Cap rate (average)	7.5%	6.75% - 7.25%	6.4%
Development starts	$385,250	$300,000 - $500,000	$0
Development stabilizations - net costs	$295,441	$310,000 - $350,000	$0
NOI yield on stabilizations (net dev costs)	11.1%	9.5% - 10.0%
Development stabilizations - total costs after outparcel allocation	$342,378	$330,000 - $370,000	$0
NOI yield on costs after outparcel allocation	9.8%	9.0% - 9.5%
Transaction profits net of taxes	$37,629	$41,000 - $46,000	$4,170
Third party fees and commissions	$28,019	$28,000 - $30,000	$7,260
Financing Assumptions
Debt / total assets before depreciation including pro-rata share of JVs	48.9%	< 50%
Unsecured/secured debt offerings	$350,000
— interest rate	5.25%
— interest rate after hedge settlement	5.48%

Net Asset Valuation Guidance			1Q06
Expansion land and outparcels available
— estimated market value			$58,464
NOI from CIP properties			$898
NOI from leases signed but not yet rent-paying in stabilized developments			$154
Straight-line rent receivable			$26,403

Forward-looking statements involve risks and uncertainties. Actual future performance, outcomes and results may differ materially from those expressed in forward-looking statements. Please refer to the documents filed by Regency Centers Corporation with the SEC, specifically the most recent reports on forms 10K and 10Q, which identify important risk factors which could cause actual results to differ from those contained in the forward-looking statements.

Reconciliation of FFO Guidance to Net Income

March 31, 2006

All numbers are per share except weighted average shares

Funds From Operations Guidance:	Three Months Ended June 30, 2006		Full Year 2006
Net income for common stockholders	$0.40	0.45	$2.76	2.84
Add (less):
Depreciation expense and amortization	0.47	0.47	1.85	1.85
Loss (gain) on sale of operating properties	(0.02)	(0.02)	(0.83)	(0.83)

Funds From Operations	$0.84	0.89	$3.78	3.86

Weighted average shares (000’s)	69,973		69,923

Regency reports Funds From Operations (FFO) as a supplemental earnings measure. The Company considers FFO to be an accurate benchmark to its peer group and a meaningful performance measurement for the Company because it excludes various items in net income that do not relate to or are not indicative of the operating performance of the ownership, management and development of real estate. FFO is defined by the National Association of Real Estate Investment Trusts generally as net earnings (computed in accordance with GAAP), excluding real estate depreciation and amortization, gains and losses from sales of properties (except those gains and losses sold by the Company’s taxable REIT subsidiary), after adjustment from unconsolidated partnerships and joint ventures and excluding items classified by GAAP as extraordinary or unusual, along with significant non-recurring events. Regency also adjusts for the payment of convertible preferred stock dividends.